SALE OF BUSINESS AND SHARES AGREEMENT

between

GULL FOODS CC

and

IAN STUART STORE

and

ALLEN VIVIAN JAMES

and

MARLYS STORE

and

DOUGLAS VARKEVISSER

and

FIRST SOUTH AFRICAN HOLDINGS (PROPRIETARY) LIMITED

and

FIRST SOUTH AFRICA CORP., LTD

and

JENKINSON INVESTMENTS (PROPRIETARY) LIMITED

--------------------------------------------------------------------------------
                                                           Webber Wentzel Bowens

TABLE OF CONTENTS

1.         Introduction
2.         Definitions and interpretation
3.         Suspensive conditions
4.         The effective date accounts
5.         The sale
6.         Risk
7.         Purchase price
8.         Restrictions on disposal of FSAH "B" shares
9.         Put options
10.        Security for payment of the purchase price
11.        Set-off of damages against instalments of the purchase price
12.        Completion
13.        Contracts and unfulfilled orders
14.        Insolvency Act - section 34
15.        Employees
16.        Provident funds
17.        Guarantees, suretyships and indemnities
18.        Warranties
18.1.1               registration of Trek
18.1.2               shares of Trek
18.1.3               auditing and returns
18.1.4               change in financial position
18.1.5               dividends
18.1.6               liabilities
18.1.7               assets
18.1.8               suretyship
18.1.9               assets
18.1.10                        manner of carrying on business
18.1.11                        goodwill and scope of business
18.1.12                        contracts
18.1.13                        intellectual property rights

18.1.14                        laws, regulations, consents, licences and permits
18.1.15 labour laws, regulations, determinations, agreements and disputes
18.1.16                        insurance
18.1.17                        employment, leave, remuneration and pension
18.1.18                        restraint of trade
18.1.19                        warranties regarding books of account
18.1.20                        environmental warranties
19.        Confidentiality
20.        Restraints
21.        Value-added tax
22.        Breach
23.        Arbitration
24.        Costs
25.        Miscellaneous matters
25.1                 postal addresses
25.2                 addresses for service of legal documents
25.3                 entire contract
25.4                 no representations
25.5                 variation, cancellation, waiver
25.6                 indulgences
25.7                 cession
25.8                 applicable law
25.9                 jurisdiction

1.    INTRODUCTION

1.1 The seller carries on the business, as defined. The business is a going concern.

1.2   The Trek sellers own the total membership interests in Trek.

1.3 The seller wishes to sell and the purchaser wishes to purchase the business as a going concern, and the Trek sellers wish to sell their shareholdings in Trek once Trek has been converted into a private limited liability company on terms of the Companies Act, 1973, which shareholdings the purchaser wishes to purchase on the terms and conditions set out below. The purchaser also requires warranties and restraints of trade from the warrantors, the seller and the Trek sellers, which these persons are prepared to give.

1.4 The parties accordingly wish to enter into an agreement on the terms and conditions set out below.

2.    DEFINITIONS AND INTERPRETATION

2.1 In this agreement, unless inconsistent with the context, words referring to:

2.1.1      one gender include a reference to the other genders;

2.1.2      the singular include the plural and vice versa;

2.1.3      natural persons include artificial persons and vice versa.

2.2 Whenever a number of days is prescribed in this agreement, such number shall be calculated excluding the first and including the last day, unless the last day falls on a Saturday, Sunday or official public holiday, in which case the last day shall be the next day which is not a Saturday, Sunday or official public holiday.

2.3 Any schedules to this agreement shall be deemed to form part of this agreement.

2.4 The following expressions shall, unless otherwise stated or inconsistent with the context in which they appear, bear the following meanings and cognate expressions shall bear corresponding meanings:

2.4.1       "THE BUSINESS"         -            means the business of the seller
                                                conducted  under the name  "Gull
                                                Foods" using the sale assets and
                                                involving  the   manufacture  of
                                                biltong and dried meat  products
                                                and of value-added foods;

2.4.2       "THE CASH ON HAND"      -           the  cash on hand and at bank of
                                                the  business  at the  effective
                                                date,   as   reflected   in  the
                                                effective date accounts;

2.4.3       "CLAIMS"                -           the  claims of the Trek  sellers
                                                on loan account against Trek;

2.4.4       "THE COMPLETION DATE"   -           the 60th day after the signature
                                                date,  or such other date as may
                                                be determined pursuant to clause
                                                12.3;

2.4.5       "THE CONTRACTS"         -           those  contracts  of the  seller
                                                relating to the business;

2.4.6       "CONVERSION DATE"       -           date on which Trek is  converted
                                                into  a  private   company  with
                                                limited  liability,  in terms of
                                                the Companies Act, 1973;

2.4.7       "THE CREDITORS"         -           all  trade   creditors   of  the
                                                seller as at the effective date,
                                                as  reflected  in the  effective
                                                date accounts;

2.4.8       "DEBTS"                 -           all of the  claims of the seller
                                                against   the   debtors  of  the
                                                business  as  at  the  effective
                                                date,   as   reflected   in  the
                                                effective date accounts;

2.4.9       "THE EFFECTIVE DATE"    -           1 January 1997;

2.4.10      "THE  EFFECTIVE DATE
             ACCOUNTS"              -           the management  accounts for the
                                                seller  and  for  Trek  for  the
                                                period ended 31 December 1996 to
                                                be prepared in  accordance  with
                                                clause 4;

2.4.11      "THE EMPLOYEES"         -           those  individuals  employed  by
                                                the  seller in the  business  on
                                                the effective date;

2.4.12      "THE ESCROW
             AGREEMENTS"            -           the      escrow       agreements
                                                substantially  in the  forms  of
                                                the drafts  annexed as Schedules
                                                1 and 2;

2.4.13      "FSAF"                  -           First SA Food Holdings  Limited,
                                                formerly Cardington  Investments
                                                (Proprietary) Limited, a company
                                                incorporated  in accordance with
                                                the laws of South Africa,  which
                                                has been established to hold the
                                                food interests of FSAC and FSAH;


2.4.14      "FIXED ASSETS"          -           those  fixed  assets used by the
                                                seller  in  the  conduct  of the
                                                business at the effective date;

2.4.15      "THE FIRST INSTALMENT"  -           the  first   instalment  of  the
                                                purchase   price   specified  in
                                                7.1.1;

2.4.16      "THE FOURTH INSTALMENT" -           the  fourth  instalment  of  the
                                                purchase   price   specified  in
                                                7.1.4;

2.4.17      "FSAC"                  -           First South Africa  Corp.,  Ltd,
                                                registration  number EC 21106, a
                                                company  incorporated  under the
                                                laws of Bermuda,  certain of the
                                                shares  of which  are  quoted on
                                                NASDAQ;

2.4.18      "FSAH"                  -           First  South  African   Holdings
                                                (Proprietary)           Limited,
                                                registration number 95/03959/07,
                                                a private  company  incorporated
                                                according  to  the  laws  of the
                                                Republic of

                                                South Africa,  the "A" shares of
                                                which are owned by FSAC;

2.4.19      "FSAH "B" SHARES"       -           "B"  shares  in the  capital  of
                                                FSAH;

2.4.20      "THE INTELLECTUAL
             PROPERTY"              -           the  trademarks and all recipes,
                                                know-how,  copyright  and  other
                                                intellectual  property  owned by
                                                the seller;

2.4.21      "THE JSE"               -           The Johannesburg Stock Exchange;

2.4.22      "THE LANDLORDS"         -           The    Mpumalanga    Development
                                                Corporation,   from   whom   the
                                                seller leases the premises;

2.4.23      "THE MANAGEMENT
             AGREEMENT"             -           the     management     agreement
                                                substantially in the form of the
                                                draft annexed as Schedule 3;

2.4.24      "NEDBANK"               -           Nedbank,  a  division  of Nedcor
                                                Limited;

2.4.25      "THE PREMISES"          -           the  premises   from  which  the
                                                seller conducts the business;

2.4.26      "THE PURCHASER"         -           Jenkinson            Investments
                                                (Proprietary)           Limited,
                                                registration number 96/14694/07,
                                                a private  company  incorporated
                                                according
                                                to the laws of the  Republic  of
                                                South Africa,  which is a wholly
                                                owned subsidiary of FSAH;

2.4.27      "THE RETAINED
             LIABILITIES"           -           all  the   liabilities   of  the
                                                business  as  at  the  effective
                                                date,    whether    actual    or
                                                contingent,  other than the sale
                                                liabilities;

2.4.28      "THE SALE ASSETS"       -           the aggregate of:-

2.4.28.1                                            the fixed assets;

2.4.28.2                                            the stock;

2.4.28.3                                            the debts;

2.4.28.4                                            the cash on hand;

2.4.28.5                                            the intellectual property;

2.4.28.6                                            the  rights  of  the  seller
                                                    arising  on  or  after   the
                                                    effective  date  under   the
                                                    contracts;

2.4.29      "THE SALE LIABILITIES"  -           the aggregate of:

2.4.29.1                                            the creditors;  and

2.4.29.2 the obligations of the seller arising on or after the effective date under the contracts;

2.4.30      "THE SECOND INSTALMENT" -           the second instalment of
                                                the purchase price  specified in
                                                7.1.2;

2.4.31      "THE SELLER"            -           Gull   Foods  cc,   registration
                                                number CK  85/01201/23,  a close
                                                corporation         incorporated
                                                according  to  the  laws  of the
                                                Republic of South Africa;

2.4.32      "SIGNATURE DATE"        -           the date on which this agreement
                                                is signed  by the last  party to
                                                do so;

2.4.33      "THE STOCK"             -           means the stocks of ingredients,
                                                work-in-progress   and  finished
                                                goods intended for resale by the
                                                seller,    on    hand   at   the
                                                commencement  of business on the
                                                effective  date, as reflected in
                                                the effective date accounts;

2.4.34      "THE TRADEMARKS"        -           the unregistered  trademarks and
                                                trade  names  "Gull  Foods"  and
                                                "Trek  Biltong"  and  all  other
                                                trade  and brand  names  used by
                                                the seller in the business;

2.4.35      "THIS AGREEMENT"        -           this  agreement,   and  all  the
                                                appendices to this agreement;

2.4.36      "THE THIRD INSTALMENT"  -           the  third   instalment  of  the
                                                purchase   price   specified  in
                                                7.1.3;

2.4.37      "TREK"                  -           Trek  Biltong  cc,  registration
                                                number  CK85/15837/23,  a  close
                                                corporation         incorporated
                                                according  to  the  laws  of the
                                                Republic of South Africa;

2.4.38      "TREK SELLERS"          -           means Ian  Stuart  Store,  Allen
                                                Vivian  James,  Marlys Store and
                                                Douglas  Varkevisser,  the  sole
                                                members of Trek, who will be the
                                                sole beneficial  shareholders of
                                                Trek once it has been  converted
                                                into  a  private   company  with
                                                limited liability;

2.4.39      "TREK SHARES"           -           means the  entire  issued  share
                                                capital  of Trek,  once Trek has
                                                been  converted  into a  private
                                                company with limited liability;

2.4.40      "THE WARRANTORS"        -           Ian Stuart Store and Allen

                                                Vivian  James,  members  of  the
                                                seller and of Trek.

3.    SUSPENSIVE CONDITIONS

3.1 The rights and obligations of the parties under this agreement (other than those set out in this clause 3 and clauses 4, 19, 22, 23 and 24) are subject to and conditional upon the fulfilment of the following suspensive conditions on or before the dates specified in each condition, and failing specification, on or before the completion date, or such later date as may be determined pursuant to clause 3.3, provided that no condition shall be extended beyond the completion date:

3.1.1 the written consents of the Industrial Development Corporation, Stannic and the landlords to the assignment of the contracts entered into between these persons and the seller;

3.1.2 the conclusion, contemporaneously with this agreement, of the management agreement and the escrow agreements, and the fulfilment of all conditions to which those agreements are subject, other than any condition relating to this agreement;

3.1.3 the preparation, by 28 February 1997, of the effective date accounts in accordance with clause 4;

3.1.4 the conversion of Trek, by 30 April 1997 from a close corporation into a private company with limited liability, in terms of the Companies Act, 1973;

3.1.5 the ratification, on or before 3 April 1997, of the transactions contained in this agreement by the boards of directors of the purchaser, FSAF, FSAH and FSAC; and

3.1.6 the completion, on or before 3 April 1997, by the purchaser or its agents, of a due diligence investigation into the affairs of the sellers yielding results satisfactory to the purchaser, FSAF, FSAH and FSAC. In this regard the sellers and the warrantors undertake to make available to the purchaser or its agents all documents and information which may reasonably be requested by them in the conduct of the due diligence. The scope of the due diligence will include, without limitation, a limited review by Price Waterhouse of the effective date accounts.

3.2 Each of the parties shall use its best endeavours to procure fulfilment of the suspensive conditions.

3.3 The suspensive conditions, other than that set out in 3.1.2, are for the benefit of the purchaser, which may by written notice given to the seller and the Trek sellers prior to the time specified for the fulfilment of any condition, be entitled to waive, or extend the period for, the fulfilment of that condition. The suspensive condition set out in 3.1.2 is for the benefit of the purchaser, the seller and the Trek sellers who may, by written agreement entered into prior to the time specified for the fulfilment of the condition, be entitled to waive, or extend the period for the fulfilment of, such condition.

3.4 If any of the suspensive conditions fail (and fulfilment thereof is not waived in terms of 3.3), this agreement, (save for the provisions of this clause and clauses 4, 19, 22, 23 and 24) shall cease to be of any further force and effect and the parties shall be restored as nearly as may be possible to the positions in which they would have been had this agreement not been entered into. No party shall have any claim against any other as a result of the failure of the conditions, except for such claims, if any, as may result from a breach of the provisions of this clause.

4.    THE EFFECTIVE DATE ACCOUNTS

      The seller and the warrantors warrant that the effective date accounts:-

4.1 have been prepared in all material respects in accordance with the Close Corporations Act of 1984 and with South African generally accepted accounting practice, provided that certain expenses in relation to improvements have not been capitalised for accounting purposes, as disclosed to the purchaser or its agent;

4.2 have been be prepared on the same basis and applying the same accounting policies as for all prior years;

4.3   do not reflect any revaluation of assets; and

4.4 fairly present the financial position and state of affairs of the seller and of Trek at 31 December 1996 and the results of operations of the seller and Trek for the period ended 31 December 1996.

5.    THE SALES

5.1 With effect from the effective date the seller sells and the purchaser purchases the business as going concerns. Such sale encompasses inter alia the acquisition by the purchaser of the sale assets and the assumption by the purchaser of the sale liabilities. Also with effect from the effective date, the Trek sellers sell the Trek shares and assign the claims to the purchaser. The sales constitute one indivisible transaction.

5.2 To give effect to the obligation to sell the Trek shares, the Trek sellers undertake to procure, as soon as is reasonably possible, that Trek is converted from a close corporation to a private company with limited liability.

5.3 The sale of the business will be deemed to have taken effect on the effective date, and the sale of the Trek shares and the claims will be deemed to have taken effect on the effective date notwithstanding the date on which this agreement is signed.

5.4 Nothing contained in this agreement will operate to transfer to the purchaser any asset or liability in respect of the business other than the sale assets and the sale liabilities. In particular the sales exclude the retained liabilities.

5.5 The seller shall discharge the retained liabilities and all other debts, liabilities and obligations in connection with the business not expressly assumed by the purchaser under this agreement and shall indemnify the purchaser against all costs, claims, demands and liabilities in respect of any of those obligations or any failure of the seller to discharge them.

5.6   The parties agree that:-

5.6.1 the sale of the business comprises the sales of the seller's business as a going concern;

5.6.2 the business was an income-earning activity on the effective date and will be an income-earning activity on the completion date;

5.6.3 the sale of the business encompasses the sale of all assets necessary for the conduct of the business.

6.    RISK

      The risk in and the benefit of the businesses, the Trek shares and the claims will be deemed to have passed to the purchaser on the effective date.

7.    PURCHASE PRICE AND RELATED MATTERS

7.1 The purchase price of the business, the Trek shares and the claims shall be R48898000. This amount shall be settled as follows:-

7.1.1       a first instalment of R24000000 payable as to:-

7.1.1.1        R6000000 by the issue on the completion  date of FSAH "B" shares.
               The FSAH "B" shares shall be issued at a price equal to the US Dollar denominated closing price of the ordinary NASDAQ listed shares of FSAC on 3 February 1997, converted into Rand at the average of the spot buy and sell exchange rates of US Dollars for South African Rand quoted by Nedbank at close of business on that date. This rate shall be established, in the event of a dispute, by a certificate given by any manager of Nedbank whose appointment and designation it shall not be necessary to prove and whose determination shall be proof of the rate until the contrary is proved;

7.1.1.2        R14000000 in cash, payable on the completion date;

7.1.1.3 R4000000 in cash, payable on the earlier of the date on which the shares of FSAF are listed on the JSE or 30 September 1997;

7.1.2 a second instalment of R6240000, which amount may be increased or reduced (as the case may be) by the difference between such amount and P as derived, using the following formula:-

            P = PTZ98 x 4 x 0,16

            where

            P is the value to be determined; and

            PTZ98 is the pre-tax profits of the purchaser for the year ended 30 June 1998.

            The second instalment shall be paid in cash and by the issue to the seller and the Trek sellers of FSAH "B" shares, provided that the seller and the Trek sellers may elect to receive listed shares of FSAF of equivalent value to the value of the FSAH "B" shares, in place of FSAH "B" shares. Such election will be notified in writing by the seller and the Trek sellers to the purchaser on or before 30 September 1998. In the absence of such notification the seller and the Trek sellers will be deemed to have elected to receive FSAH "B" shares. The amount payable in shares will be 50% of the value of the second instalment. The balance of the second instalment will be paid in cash. Any FSAH "B" shares shall be issued at a price equal to the US Dollar denominated closing price of the ordinary NASDAQ listed shares of FSAC on 30 June 1998, converted into Rand at the average of the spot buy and sell exchange rates of US Dollars for South African Rand quoted by Nedbank at close of business on 30 June 1998. This rate shall be established, in the event of a dispute, by a certificate given by any manager of Nedbank whose appointment and designation it shall not be necessary to prove and whose determination shall be proof of the rate until the contrary is proved. Any FSAF shares to be delivered will be valued at the closing price for such shares on the JSE on 30 June 1998;

7.1.3 a third instalment of R8112000, which amount may be increased or reduced (as the case may be) by the difference between such amount and P as derived, using the following formula:-

            P = PTZ99 x 4 x 0,16

            where

            P is the value to be determined; and

            PTZ99 is the pre-tax profits of the purchaser for the year ended 30 June 1999.

            The third instalment shall be paid in cash and by the issue to the seller and the Trek sellers of FSAH "B" shares, provided that the seller and the Trek sellers may elect to receive listed shares of FSAF of equivalent value to the value of the FSAH "B" shares, in place of FSAH "B" shares. Such election will be notified in writing by the seller and the Trek sellers to the purchaser on or before 30 September 1999. In the absence of such notification the seller and the Trek sellers will be deemed to have elected to receive FSAH "B" shares. The amount payable in shares will be 50% of the value of the third instalment. The balance of the third instalment will be paid in cash. Any FSAH "B" shares shall be issued at a price equal to the US Dollar denominated closing price of the ordinary NASDAQ listed shares of FSAC on 30 June 1999, converted into Rand at the average of the spot buy and sell exchange rates of US Dollars for South African Rand quoted by Nedbank at close of business on 30 June 1999. This rate shall be established, in the event of a dispute, by a certificate given by any manager of Nedbank whose appointment and designation it shall not be necessary to prove and whose determination shall be proof of the rate until the contrary is proved. Any FSAF shares to be delivered will be valued at the closing price for such shares on the JSE on 30 June 1999;

7.1.4 a fourth instalment of R10546000, which amount may be increased or reduced (as the case may be) by the difference between such amount and P as derived, using the following formula:-

            P = PTZ2000 x 4 x 0,16

            where

            P is the value to be determined; and

            PTZ2000 is the pre-tax profits of the purchaser for the year ended 30 June 2000.

            The fourth instalment shall be paid in cash and by the issue to the seller and the Trek sellers of FSAH "B" shares, provided that the seller and the Trek sellers may elect to receive listed shares of FSAF of equivalent value to the value of the FSAH "B" shares, in place of FSAH "B" shares. Such election will be notified in writing by the seller and the Trek sellers to the purchaser on or before 30 September 2000. In the absence of such notification the seller and the Trek sellers will be deemed to have elected to receive FSAH "B" shares. The amount payable in shares will be 50% of the value of the fourth instalment. The balance of the fourth instalment will be paid in cash. Any FSAH "B" shares shall be issued at a price equal to the US Dollar denominated closing price of the ordinary NASDAQ listed shares of FSAC on 30 June 2000, converted into Rand at the average of the spot buy and sell exchange rates of US Dollars for South African Rand quoted by Nedbank at close of business on 30 June 2000. This rate shall be established, in the event of a dispute, by a certificate given by any manager of Nedbank whose appointment and designation it shall not be necessary to prove and whose determination shall be proof of the rate until the contrary is proved. Any FSAF shares to be delivered will be valued at the closing price for such shares on the JSE on 30 June 2000.

7.2 Each of the second, third and fourth instalments will be paid within 14 days of the finalisation of the consolidated audited accounts of the purchaser for the year concerned. The purchaser and FSAH undertake to use all reasonable endeavours to ensure that each such audit is finalised by no later than 30 September of the relevant year. From that date until date of payment the purchaser shall pay the seller and the Trek sellers interest on the cash portion of the relevant instalment at the prime overdraft rate quoted from time to time by Nedbank. Such rate shall be established by a certificate given by any manager of Nedbank whose appointment and designation it shall not be necessary to prove and whose determination shall be proof of the rate until the contrary is proved.

7.3 In determining the pre-tax profits of the purchaser in any given year for the purposes of calculating the value of any the second, third or fourth instalments, the following principles will be taken into account:-

7.3.1 pre tax profits will be calculated in accordance with generally accepted accounting practice and applicable laws, based on the accounting policies adopted by the seller and Trek in the three financial years preceding the conclusion of this agreement. In particular, but without limitation, assets will be depreciated on a consistent basis with the preceding three years. New assets acquired will be depreciated on a straight-line basis over a 10 year period;

7.3.2 interest on new capital expenditure will be calculated at a rate equivalent to the bankers acceptance rate quoted by Nedbank from time to time, plus one per cent, plus all commissions and bank charges, provided that interest will only be charged on one third of the borrowings;

7.3.3 any head office and other expenses of FSAH (if FSAH appoints a nominee as purchaser) or FSAF allocated to the purchaser will be excluded from the pre-tax profit calculation, as will interest on monies borrowed to finance any one or more of the first, second, third or fourth instalments.

7.4 In the event of a dispute over the calculation of pre-tax profit which remains unresolved after 7 days, the dispute will be referred to the senior partner, (or equivalent person) of Price Waterhouse for summary determination, acting as an expert and not as an arbitrator. The determination will be binding on the parties in the absence of manifest error.

7.5 Notwithstanding anything to the contrary in this agreement, if at any time during which any one or more of the second, third or fourth instalments are outstanding:-

7.5.1 the purchaser or any one or more of the legal entities through which the purchaser is directly or indirectly held (including where appropriate FSAC, FSAH or FSAF) undergoes a change of de facto control; or

7.5.2 all or a part of the business of the purchaser is disposed of by the purchaser to a person within or outside of the group of companies of which FSAC is currently the controlling company; or

7.5.3 the nature of the business as conducted by the seller or Trek at the signature date changes substantially;

            the full outstanding balance of the purchase price shall, at the election of the seller and the Trek sellers communicated in writing to the purchaser within 60 days of the relevant event, forthwith become due and payable on the basis set out in 7.6.

7.6 In the circumstances set out in 7.5 the outstanding balance of the purchase price shall be paid in cash. In these circumstances the minimum aggregate purchase price, inclusive of instalments already paid, will be an amount of R48898000. The value of the outstanding instalments shall be calculated as follows: -

7.6.1 the instalment next due shall be calculated on notional profits which are the greater of:-

7.6.1.1 125% of the previous year's pre-tax profits, calculated in accordance with 7.3; and

7.6.1.2 a figure derived by annualising the pre-tax profits of the current year from the commencement of such year to the date of the relevant event. This profit figure will be converted to a percentage of the previous year's profits for purposes of making the required comparison with the 125% figure set out in 7.6.1.1;

7.6.2 the profits on which any further instalments are based will be determined by escalating the profits determined pursuant to 7.6.1 by the greater of the percentages set out in 7.6.1.1 and 7.6.1.2, on a compounded basis.

7.6.3 For the purposes of 7.6.1 and 7.6.2 the base year's pre-tax profits will be those reflected in the effective date accounts;

7.7   The purchase price shall be allocated as follows: -

7.7.1 to the debts, their face value as at the effective date, as reflected in the effective date accounts;

7.7.2 to the claims, their face value as at the effective date, as reflected in the effective date accounts;

7.7.3 to the stock, its face value as at the effective date as reflected in the effective date accounts;

7.7.4       to the Trek shares, their net asset value on the effective date;

7.7.5       to the cash on hand, its face value;

7.7.6       to  the  intellectual  property,   R35545000  being  an  independent
            valuation of the intellectual property by Price Waterhouse;

7.7.7       to the fixed assets, their tax value; and

7.7.8       the balance as to goodwill.

            No value is attributed to the contracts.

7.8 The purchaser indemnifies the seller and the Trek sellers against any additional tax the seller or the Trek sellers may incur as a result of any recoupment arising pursuant to any allocation referred to in 7.7.7 or 7.7.8.

7.9 In addition to the purchase price, FSAH and the purchaser will, in the event of a listing of the shares of FSAF on the JSE, procure that 2000000 shares of FSAF will be made available to the seller and the Trek sellers or their nominees, at a subscription price per share equal to the price at which such shares are listed on the JSE. Should the vendors of Piemans Pantry (Pty) Ltd, Astoria Bakery cc and Seemann's Meat Products cc not take up their full equivalent allocation of FSAF shares the seller, the Trek sellers or their nominees (who for this purpose will be regarded as one party) and such of the other vendors who wish to take up the excess shares will be entitled to step into the shoes of those persons and subscribe for the shares not taken up. The excess shares will be allocated equally among the persons wishing to take them up.

8.    RESTRICTIONS ON DISPOSAL OF FSAH "B" SHARES

8.1 The seller, the Trek sellers and the warrantors undertake that they shall not dispose of or attempt to dispose of, or cede, pledge, assign or otherwise encumber any of the FSAH "B" shares or FSAF shares forming part of any instalment of the purchase price, prior to 31 December 1998, provided that this clause shall not prevent a disposal or distribution of the shares by the seller and the Trek sellers to the warrantors or trusts of which any of the warrantors are beneficiaries.

8.2 Any sale in contravention of 8.1 shall be void and the directors of FSAH shall not enter the name of the transferee in the share register of FSAH or otherwise recognise any title of the purported purchaser of the shares. In addition FSAC shall be entitled to purchase the affected FSAH "B" shares from the defaulting holder of such shares at par. The rights conferred on FSAC and the obligations imposed on the seller and the Trek sellers shall not prejudice any other rights available to the purchaser FSAC or FSAH arising from such breach.

9.    PUT OPTIONS

9.1 FSAC undertakes to procure that a non-resident third party, ("THE FOREIGN OPTION GRANTOR"), will undertake to purchase from the seller and/or the Trek sellers and/or the warrantors and/or their nominees and/or successors-in-title all of the FSAH "B" shares to be issued by FSAH to the sellers pursuant to this agreement, ("THE FOREIGN PUT OPTION").

9.2   The material terms of the foreign put option will be the following:-

9.2.1 it will only be exercisable when the seller, the Trek sellers or the warrantors become entitled to sell the FSAH "B" shares, determined in accordance with 8;

9.2.2 the price at which the foreign put option may be exercised shall be the net price received by the foreign option grantor from the sale on the open market in the United States of an equivalent number of shares of FSAC. For this purpose "net price" shall mean the price for which the FSAC shares are sold less all costs normally associated with the sale, including any broker's commission;

9.2.3 although the foreign put option may be exercised in tranches each tranche shall comprise a minimum of 100 shares;

9.2.4 for so long as South African exchange control regulations prescribe that South African residents shall repatriate foreign currency to South Africa, the seller and the Trek sellers acknowledge that any proceeds from any sale of the option shares shall be repatriated to South Africa.

9.3 FSAH grants to the seller and the Trek sellers a put option ("THE LOCAL PUT OPTION") over the FSAH "B" shares comprised in the first instalment of the purchase price on the following terms:-

9.3.1 the local put option is subject to the suspensive condition that the shares of FSAF are listed on the JSE prior to 31March 1999. If such listing does not occur prior to this date the local put option will lapse;

9.3.2       the provisions of 9.2.1 and 9.2.3 will apply, mutatis mutandis;

9.3.3 the local put option will not be cash settled but will be settled by the delivery of FSAF JSE listed shares. The total number of FSAF listed shares to be delivered in satisfaction of an exercise of the local put option in respect of the total number of FSAH "B" shares to be issued to the seller and the Trek sellers as part of the first instalment will be determined by dividing R6000000 by the listing price per share at which the shares of FSAF are admitted to listing on the JSE;

9.3.4       any exercise of the local put option shall be in writing;

9.3.5       the local put option shall lapse on 31 March 1999; and

9.3.6 as security for the obligations imposed on FSAH by the local put option FSAH shall, within 30 days of the listing of FSAF on the JSE, deliver to Webber Wentzel Bowens, to hold in escrow, the FSAF shares required for settlement of the local put option. Such shares may be included in the shares to be delivered to Webber Wentzel Bowens pursuant to clause 10.1. FSAH undertakes to procure that Webber Wentzel Bowens will deliver these shares (or the applicable proportion of these shares should the local put option be exercised in part) to the seller and the Trek sellers within 30 days of the exercise of the local put option.

10.   SECURITY FOR PAYMENT OF THE PURCHASE PRICE

10.1 As security for the payment of the second, third and fourth instalments of the purchase price by the purchaser, FSAH shall deliver to Webber Wentzel Bowens, to hold in escrow, share certificates evidencing 60% of the issued shares of the purchaser, together with blank signed transfer forms in respect of those shares, provided that if FSAF is listed such shares will be substituted by shares of equivalent value of FSAF, accompanied by blank signed transfer forms. The property held by Webber Wentzel Bowens pursuant to this sub-clause is referred to as "THE SECURITY DOCUMENTATION".

10.2 The FSAH will procure that Webber Wentzel Bowens shall hold the security documentation and deal with it as follows:-

10.2.1 if the second instalment is paid FSAH will be entitled to recover from Webber Wentzel Bowens, and have released from escrow, one third of the shares in escrow, less any FSAF shares required to settle any exercise of the local put option;

10.2.2 if the third instalment is paid FSAH will be entitled to recover from Webber Wentzel Bowens one third of the shares originally placed in escrow (being in aggregate 20% of the shares of the purchaser or the equivalent value of FSAF shares), less the FSAF shares required to settle any exercise of the local put option;

10.2.3 if the fourth instalment of the purchase price is paid FSAH will be entitled to recover from Webber Wentzel Bowens the remaining shares in escrow, less any FSAF shares required to settle the local put option;

10.2.4 if the purchaser breaches its obligations to pay any instalment of the purchase price in accordance with this agreement, and fails to remedy such breach in accordance with this agreement Webber Wentzel Bowens shall, upon receipt of either:-

10.2.4.1 written notice signed by the seller and the Trek sellers and the purchaser that the security documentation is to be delivered to the seller and the Trek sellers; or

10.2.4.2 written notice signed by the seller and the Trek sellers and accompanied by a copy of any judgment or arbitral award finding in the seller's and the Trek sellers' favour that the purchase price has not been paid in full;

               deliver all or part of the security documentation to the seller and the Trek sellers in accordance with 10.3; and

10.2.5 if the local put option is exercised in whole or in part Webber Wentzel Bowens will comply with 9.3.6.

10.3 In the event of the unremedied non-payment of any instalment of the purchase price FSAH will procure that Webber Wentzel Bowens will deliver all of the security documentation to the seller and the Trek sellers, less any security documentation which FSAH was entitled to have returned to it by virtue of the payment of any previous instalment, (which excludes FSAF listed shares which are required to settle any exercise of the local put option), provided that if the instalment which is unpaid is the second instalment all the security documentation will be delivered and FSAH will deliver to Webber Wentzel Bowens additional FSAF shares for settlement of the local put option.

10.4 If the seller and the Trek sellers enforce the provisions of 10.2.4 prior to the substitution of FSAF listed shares for the shares of the purchaser lodged in escrow with Webber Wentzel Bowens then, in addition to the remedies set out in 10.2.4.1 and 10.2.4.2, the seller and the Trek sellers shall have an option to purchase from FSAF all of the shares of the purchaser. This option will lapse as soon as FSAF listed shares are so substituted for shares of the purchaser. This option will, if FSAF shares are not substituted for shares of the purchaser, expire 60 days after the giving of the relevant notice specified in 10.2.4 unless the seller and the Trek sellers notify the purchaser in writing within 60 day period that they intend to exercise the option in this clause 10.4. Any exercise of the option will be in writing. The price at which the shares subject to this option will be purchased will be determined by multiplying R48000000 by the percentage shareholding of the purchaser not delivered to the seller and the Trek sellers pursuant to 10.2.4.

10.5 FSAH warrants that it will not cause the purchaser to effect any acquisition or disposal of any fixed assets in excess of R500000, or change the de facto control of the purchaser, or cause the purchaser to dispose of its business in whole or in part, or cause the purchaser to change substantially the nature of its business or substantially change the way in which it carries on the business, without the consent of the seller and the Trek sellers.

11.   SET-OFF OF DAMAGES AGAINST INSTALMENTS OF THE PURCHASE PRICE

11.1 Should the seller and the Trek sellers or the warrantors breach any provision of this agreement the purchaser shall be entitled to deduct from the next instalment of the purchase price the amount of any loss or damages suffered by the purchaser arising from that breach, as determined by a court or an arbitrator. Should the damages exceed the amount of the next instalment the excess may, at the purchaser's discretion, be carried forward and be deducted from future instalments of the purchase price until satisfaction.

11.2 The provisions of this clause shall be without prejudice to any other right of the purchaser arising from a breach of this agreement. In particular, the purchaser shall not be obliged to wait until the date of payment of the next instalment to recover its damages.

11.3 In the event of a dispute over whether the purchaser has suffered any loss or damages arising from a breach of this agreement, or in respect of the quantum of such damages, the purchaser shall pay the amount claimed, to a maximum of the cash portion of the following instalment, to Webber Wentzel Bowens to invest in an interest-bearing trust account in accordance with the provisions of section 78(2A) of the Attorneys Act No 53 of 1979. The balance of the cash portion in excess of the amount claimed shall be paid to the seller and the Trek sellers. Upon determination of the amount of the loss or damages in accordance with this agreement the difference, if any, between the amount paid into trust and the amount of the damages, together with a pro rata portion of interest earned on the trust deposit, shall be paid to the seller and the Trek sellers and the balance refunded to the purchaser.

11.4 Subject to 11.1 to 11.3 instalments of the purchase price shall be paid to an account nominated by the seller and the Trek sellers, free of exchange and without deduction or set-off. Bank and other charges will be for the account of the purchaser.

12.   COMPLETION

12.1 Completion shall take place at the premises at 11h00 on the completion date.

12.2  On the completion date:

12.2.1 the seller shall deliver the business to the purchaser by placing the purchaser in possession of the business, and grant the purchaser occupation of the premises;

12.2.2 the seller shall deliver to the purchaser such documents, duly completed, as may be necessary to -

12.2.2.1       cede the contracts to the purchaser; and

12.2.2.2 transfer ownership of the other sale assets to the sellers, including all necessary consents of third parties;

12.2.3 the seller shall deliver to the purchaser comprehensive lists of its suppliers and customers and of the prices and other material terms agreed to with its customers, and all records of the business, excluding books of account;

12.2.4 the seller shall deliver a reconciliation statement to the purchaser reflecting movements in stock, debtors, creditors and cash from the effective date to the completion date; and

12.2.5 the seller shall perform all such other reasonable acts as may be necessary or required by the purchaser to facilitate completion;

12.2.6 the Trek sellers shall deliver to the purchaser, share certificates in respect of the Trek shares, accompanied by share transfer forms signed and dated that day by the registered shareholders and blank as to the transferee, provided that if Trek has not been converted into a private limited liability company at the completion date, the share certificates and transfer forms in respect of the Trek shares shall be delivered within 3 days of the conversion date;

12.2.7 certified copies of such shareholders' and/or directors' resolutions and such other documents as may be necessary:

12.2.7.1 to sanction the sale and transfer of the Trek shares to the purchaser;

12.2.7.2 to appoint Messrs John Welch, Corrie Roodt, Ian Stuart Store and Allan Vivian James as directors of Trek;

12.2.7.3 to waive any pre-emptive or other rights which any person may have in relation to the Trek shares; and

12.2.7.4 to amend the articles of association of Trek, if necessary, to allow the directors of Trek appointed by FSAH from time to time as many votes, at each directors' meeting, as all other directors of Trek together, plus one vote;

12.2.8 subject to the performance by the seller and the Trek sellers of their obligations as set out above the purchaser shall pay R14000000 in cash to the seller and the Trek sellers, and deliver to the seller and the Trek sellers share certificates in respect of the FSAH class B shares comprised in the first instalment.

12.3 If for any reason the provisions of clause 12.2 are not fully complied with on the completion date or any reasonable agreed extension thereof, not exceeding 14 days, either the seller and the Trek sellers or the purchaser may elect (in addition to and without prejudice to all other rights or remedies available to them) to rescind this agreement.

13.   CONTRACTS AND UNFULFILLED ORDERS

13.1 It is recorded that from the effective date the purchaser shall be deemed to have been entitled to the benefit of the contracts.

13.2 The seller shall indemnify the purchaser against all actions, proceedings, costs, damages, claims and demands in respect of any act or omission on the part of the seller in relation to the contracts on or before the effective date.

13.3 Insofar as the benefit or burden of any of the contracts cannot effectively be assigned to the purchaser except with the consent to the assignment from the person, firm or company concerned then:

13.3.1 the seller shall use all reasonable endeavours to procure the consent to assignment;

13.3.2 until the contract is assigned the purchaser shall, as the seller's sub-contractor, perform all the obligations of the seller under the contract to be discharged after the effective date and shall indemnify the seller against all actions, proceedings, costs, damages, claims and demands in respect of any failure on the part of the purchaser to perform those obligations; and

13.3.3 until the contract is assigned the seller shall (so far as it lawfully may) give all reasonable assistance to the purchaser to enable the purchaser to enforce its rights under the contract.

13.4 The purchaser shall execute for its own benefit any unfulfilled order accepted by the seller in the ordinary course of business prior to the effective date.

14.   INSOLVENCY ACT - SECTION 34

14.1 The sale of the business will not be published in terms of section 34(1) of the Insolvency Act, 1936.

14.2 The seller, the warrantors and the warrantors' successors-in title jointly and severally indemnify the purchaser against any loss or damage which the purchaser may suffer as a result of notice of this transaction not being published in terms of the Insolvency Act.

14.3 The purchaser shall have no duty to resist any proceedings to attach or to take possession of any of the assets by any persons against whom this transaction is void in terms of the Insolvency Act as a consequence of notice of this transaction not being published as aforesaid; provided that the purchaser shall be obliged to give written notice to the seller as soon as it becomes aware of any such proceedings.

14.4 Should the purchaser give notice to the seller in terms of 14.3, and should the seller fail within 7 days of receipt by them of such notice to procure that the assets concerned are released from attachment or are returned to the purchaser, as the case may be, then the purchaser shall be entitled to settle the liability and recover the amount thereof from the seller or, at the purchaser's discretion, to exercise the remedies conferred on the purchaser by clause 22.

15.   EMPLOYEES

15.1 The seller and the purchaser acknowledge that because the sale of the business constitutes the transfer of the whole or part of a business, trade or undertaking, as defined in section197(1) of the Labour Relations Act 66 of 1995, ("THE ACT") the provisions of section197(2) of the Act apply. Accordingly, and given the absence of agreement as referred to in section197(3) of the Act:-

15.1.1 all the rights and obligations between the seller, as the "old employer", and each employee of the business as at the effective date, will continue in force as if they were rights and obligations between the purchaser, as the "new employer", and each such employee;

15.1.2 anything done before the transfer of the business by or in relation to the old employer will be considered to have been done by or in relation to the new employer.

15.2 Notwithstanding the provisions of 15.1 it is recorded that it is the seller's and the purchaser's intention (and the seller and the purchaser agree) that as between the purchaser and the seller all liabilities or potential liabilities of the seller of any nature whatsoever to the employees in respect of their service with the seller prior to the effective date will be borne in full by the seller. Such liabilities (referred to as "SELLER RESPONSIBILITIES") include, without limitation, liabilities for accrued leave, accrued portions of bonuses, any claims for any monies owing in respect of wages, salaries or overtime, employer contributions to pension or provident funds, medical aid contributions and any liability of the seller to any of the employees imposed by any third party in respect of any dispute between the seller and any of the employees. However, to the extent that any seller responsibility is covered by a provision in the effective date accounts the purchaser shall assume such seller responsibility to the maximum amount of such provision.

15.3 The warrantors jointly and severally indemnify the purchaser against any claim, cost, expense, action, proceeding, liability, loss or damage (collectively "CLAIM") which the purchaser may suffer or incur in relation to any seller responsibility. If any claim is made against the purchaser in respect of a seller responsibility the purchaser shall forthwith give notice thereof to the warrantors, who shall, once the claim is substantiated by judgment, arbitral award settlement or otherwise, make payment of the full amount of the claim to the purchaser. If the seller wishes to defend such claim the purchaser shall render to the seller, at the seller's cost, such assistance as the seller may reasonably require to defend the claim, against a full indemnity to the purchaser's satisfaction from the warrantors in respect of all costs, (and not as limited by any scale), incurred by the purchaser in defending the claim, and against any award that may be made against the purchaser. If so required by the seller, the purchaser will defend the proceedings in its name on behalf of the seller. The seller will be entitled to appoint the legal representatives to defend the claim and to control the proceedings.

16.   PROVIDENT FUND

      The seller and the purchaser shall procure that the purchaser is substituted for the seller as employer under the existing provident fund arrangements. These arrangements will be maintained in force and the existing funds will not be merged with any other fund of the purchaser or the group of which the purchaser forms part, without the prior written consent of the seller and the warrantors.

17.   GUARANTEES, SURETYSHIPS AND INDEMNITIES

17.1 The purchaser undertakes to procure that the seller, and the Trek sellers and the warrantors will be released from any guarantees and suretyships given by any of them in respect of the business and Trek, as the case may be, within 60 days of the completion date. The seller and the Trek sellers undertake to give the purchaser all necessary co-operation to assist the purchaser in procuring the seller's and the Trek sellers' release by such date.

17.2 If the purchaser is not able to obtain the release from the guarantees and suretyships referred to in 17.1 or has not done so at the time a claim is made against the seller, the Trek sellers or warrantors under any such guarantee or suretyship, the purchaser will indemnify the seller, the Trek sellers and the warrantors and hold them harmless against any claim made against them under the guarantee or suretyship concerned and against all reasonable costs incurred by them in obtaining their release from the guarantees. In the event that such a claim is made the seller, the Trek sellers and the warrantors shall forthwith notify the purchaser of the fact that the claim has been made and of full particulars thereof and the purchaser shall place the affected persons in funds to enable them to discharge their liability under the suretyship or guarantee.

18.   WARRANTIES

18.1 The following warranties are, unless otherwise stated in respect of any warranty, (in which case the specified period shall apply), given as at the effective date, the completion date and for the entire period between those dates in respect of Trek and the business. Each of the seller, the Trek sellers and the warrantors accordingly warrants to the purchaser that except as disclosed in Schedule 4:

18.1.1      REGISTRATION OF TREK

18.1.1.1 Trek shall be, on the conversion date, a private company duly registered in accordance with the provisions of the Companies Act, 1973.

18.1.1.2 No steps have been taken, nor will have been taken on the conversion date, nor are the warrantors aware of any steps threatened or any facts likely to give rise to steps being taken in respect of Trek in terms of section73 of the Companies Act, 1973 or similar provision of any legislation.

18.1.2      SHARES OF TREK

18.1.2.1 Neither Trek nor its directors will have, by the conversion date, issued or agreed to issue any further shares in the capital of Trek (including without limitation, bonus, capitalisation and rights offer shares), nor will they have passed or agreed to pass any resolution for the increase or reduction of its capital for the creation or issue of any debentures or securities.

18.1.2.2 No person has any option or right of first refusal to acquire any shares in Trek, nor to subscribe for or take up any of the unissued shares in Trek, nor with any shares be subject to any lien or other preferential right, at the conversion date. In particular, the warrantors warrant that the Trek sellers, at the conversion date, will be entitled to dispose of the Trek shares to the purchaser and that upon delivery the purchaser will be the beneficial owner of the Trek shares, to the exclusion of all others.

18.1.2.3 No person will, on the conversion date, have any right to obtain an order for the rectification of the register of members of Trek.

18.1.3      FINANCIAL STATEMENTS

18.1.3.1 The financial statements of Trek were/will be prepared in conformity with generally accepted accounting principles and on a basis of accounting similar to that employed for all previous accounting periods for which financial statements are available;

18.1.3.2 fairly/will fairly present the financial position of Trek and make full provision for all liabilities of Trek, ascertained or contingent, as at that date, including all taxation of whatsoever nature, and for all bad and doubtful debts, possible over-valuation of inventories and stocks and for leave pay.

18.1.4      CHANGE IN FINANCIAL POSITION

            On the date of delivery of the Trek shares there will be no material change in the financial position of Trek from that recorded in the effective date accounts and such change as there may be will have arisen in the ordinary, normal and regular course of Trek's business.

18.1.5      DIVIDENDS

18.1.5.1 Between the conversion date and the date of delivery of the shares, Trek will not have declared or paid any dividends in respect of any period of trading prior to the date of delivery of the Trek shares, and at the date of delivery of the Trek shares no dividends will have been declared which will not have been paid in full.

18.1.5.2 No person is, and at the date of delivery of the Trek shares will be, entitled to participate in or to receive a commission on the profits or dividends of Trek except as a shareholder.

18.1.6      LIABILITIES

            At the date of delivery of the Trek shares Trek had no liabilities of any nature whatsoever, actual or contingent, of which the Trek sellers were or ought to be aware, other than those which appear in the effective date accounts. All liabilities that have been incurred since have been incurred, and all liabilities that will have been incurred at the date of delivery of the shares, will have been incurred in the ordinary, normal and regular course of Trek's business.

18.1.7      ASSETS

18.1.7.1 At the conversion date Trek shall own the assets which are reflected in the effective date accounts and had good and marketable title to those assets, and, except for agreements entered into in the ordinary course of business no other persons had any rights to or in respect of such assets, and this position will prevail on the date of delivery of the shares in respect of assets acquired since the effective date.

18.1.7.2 Trek's assets are, and on the date of delivery of the shares will be, in good order and condition, fair wear and tear excepted, and fully operational apart from breakdowns (in the ordinary course) and any loss or damage to or destruction of such assets beyond the control of the company; provided that any such loss, damage or destruction will have been fully insured for the benefit of Trek.

18.1.7.3 At date of delivery of the Trek shares none of the assets of Trek will be subject to any mortgage, debenture or notarial bond, cession or pledge or any other encumbrance, or had been purchased under any hire-purchase or suspensive sales agreement or subject to any lease, and this position will prevail on the date of delivery of the shares.

18.1.7.4 On the date of delivery of the Trek shares none of the assets of Trek will be subject to any option or right of first refusal in favour of any person.

18.2        SURETYSHIP

            Trek is not, and on the date of delivery of the shares will not be, bound by any suretyship for the obligations of any person, or by any other guarantee or indemnity;

18.2.1      ASSETS

18.2.1.1 The sellers owns the sale assets and have good and marketable title thereto, and except for agreements entered into in the ordinary course of business, no other person has any rights to or in respect of the sale assets.

18.2.1.2 The fixed assets are in good order and condition and fully operational apart from breakdowns (in the ordinary course) on the basis that:

18.2.1.2.1 the purchaser shall be entitled to have the same use and enjoyment of such assets as that which the sellers had prior to the effective date;

18.2.1.2.2 the sellers are unaware of any defects therein or any facts or circumstances which may cause any of such assets to break down after the effective date.

18.2.1.3 The sellers have each maintained a register of the fixed assets in accordance with generally accepted and sound accounting practice.

18.2.1.4 Save as set out in Schedule 4, none of the sale assets are subject to any mortgage, debenture or notarial bond, cession or pledge or any other encumbrance, or have been purchased under any hire-purchase or suspensive sale agreement or are subject to any lease.

18.2.1.5 None of the sale assets is subject to any option or right of first refusal of any person.

18.2.1.6 As at the effective date the seller had net current assets of not less than R6000000 excluding income tax liabilities. The income tax liability for the 1997 tax year will be borne by the purchaser and all other tax liabilities will be borne by the seller and the warrantors.

18.2.2      MANNER OF CARRYING ON BUSINESS

            Between the effective date and the completion date-

18.2.2.1 the seller has continued to carry on the business in the ordinary and regular course;

18.2.2.2 the seller has not changed its normal manner and method of carrying on business;

18.2.2.3 there has been no material adverse change in the financial position of the business;

18.2.2.4 no assets have been acquired or sold otherwise than in the ordinary, normal and regular course of the business;

18.2.2.5 the seller has not incurred or become committed to incur any capital expenditure in respect of the business save with the consent or knowledge of the purchaser;

18.2.2.6 the seller has not entered into any transaction save in the ordinary and regular course of conduct of its business;

18.2.3      GOODWILL AND SCOPE OF BUSINESS

            Between the effective date and the completion date the seller will not have done or omitted to do anything which has or will-

18.2.3.1       materially prejudice the goodwill; or

18.2.3.2       reduce the scope of the business; or

18.2.3.3 result in any customer or supplier of the seller ceasing to do business with, or varying the terms on which it does business with, the business.

18.2.4      CONTRACTS

18.2.4.1 All the contracts have been entered into under normal credit terms and are subject to payment in accordance with those terms.

18.2.4.2 The seller is not party to any contract with any of its employees requiring more than one month's notice of termination, or entitling any of them to compensation on termination of employment, or to participation in or entitlement to a commission on profit.

18.2.4.3 The seller is not party to any agreement which has not been entered into on an arms-length basis and on terms which are not normal having regard to the nature of its business.

18.2.4.4 Copies of all contracts and other documents submitted to the purchaser in connection with this agreement fully and correctly reflect all the terms and conditions thereof, are not, to the best of the seller's knowledge and belief subject to any claim for rectification, and have not been amended in any respect.

18.2.4.5 The contracts are in full force and effect and the seller is not in material breach of any contract entered into between it and any other person and has complied in all material respects with its obligations under such contracts.

18.2.4.6 The seller and the warrantors are not aware of any facts, matters or circumstances which may give rise to the cancellation of any of the contracts as a result of any breach thereof by the seller.

18.2.4.7 The transaction provided for in this agreement does not constitute a breach of any of the seller's contractual obligations in respect of the business nor will it entitle any person to terminate any contract to which the seller is party in respect of the businesses.

18.2.5      INTELLECTUAL PROPERTY RIGHTS

18.2.5.1 The businesses conducted by the seller and Trek do not infringe any patent, copyright, trademark or other industrial property rights or any other rights of any other person and no person is entitled to an order requiring the seller or Trek to change their names or trading style, or any of the marks and designs applied by them to their products.

18.2.5.2       The seller is the owner of the intellectual property.

18.2.5.3 No person has any option or right of first refusal to purchase any of the intellectual property and no person has been granted any right to use any of the intellectual property.

18.2.6      LAWS, REGULATIONS, CONSENTS, LICENCES AND PERMITS

18.2.6.1 To the best of the warrantors' knowledge and belief the condition of the premises from which the business is conducted and Trek conducts its business satisfies the requirements of all relevant authorities for the grant of the same trade licences as are presently held by the sellers in respect of the business on terms at least as favourable as those which apply to the seller.

18.2.6.2 All instructions which have, from time to time, been issued by any inspector appointed in terms of the Factories Act have been carried out in respect of the premises.

18.2.6.3 To the best of the warrantors' knowledge and belief Trek and the seller have complied with all laws and regulations affecting their affairs and businesses.

18.2.6.4 The seller and Trek are in possession of all consents, permits and licences necessary for the conduct of their businesses and affairs, and the seller, the Trek sellers and the warrantors are not aware of any facts which may give rise to the cancellation of, or failure to renew, any such licences, permits or consents or to their only being renewed subject to the imposition of onerous conditions not presently applicable thereto.

18.2.7      LABOUR LAWS, REGULATIONS, DETERMINATIONS, AGREEMENTS AND DISPUTES

18.2.7.1 The seller and Trek have complied with all wage determinations and industrial conciliation agreements which apply to them, their businesses and their employees.

18.2.7.2 The seller and Trek have complied with the grievance procedures agreed to by them with regard to grievances of and relations with their employees.

18.2.7.3 The seller and Trek have complied with the labour union recognition agreements (if any) to which they are party.

18.2.7.4 The seller and Trek are not party to any labour disputes and are not obliged by law, agreement, judgment or order of court, to reinstate employees who have been dismissed or will be dismissed.

18.2.8      INSURANCE

18.2.8.1 The seller and Trek carry insurance cover in respect of their businesses and the sale assets against loss arising from accident, fire, earthquake, flood, burglary, theft, employer's liability, workmen's compensation, public liability, storm damage, civil commotion, riot or political risk and loss of profits, and such insurance will continue to be effective for a period terminating not earlier than thirty days after the completion date; all premiums due in respect of such insurance have been paid and the seller and Trek have complied with all of the conditions to which the liability of the insurers under the policies of insurance will be subject.

18.2.8.2 None of the seller, Trek nor the warrantors are aware of any facts, matters or circumstances which may give rise to the cancellation of the policies of insurance referred to in clause
               18.1.8.1 or the repudiation of any claims thereunder or to such policies not being renewed in the future or only being renewed subject to the imposition of onerous conditions not presently applicable.

18.2.9      EMPLOYMENT, LEAVE, REMUNERATION AND PENSION

18.2.9.1       No employee or official of the seller or Trek is entitled to any exceptional leave privileges, accumulated leave, payment in lieu of leave, pension or the like and none of the terms on which any employee of the business or Trek is employed (including without limitation any terms relating to compensation or benefits payable to that employee upon his retrenchment or redundancy) will have been changed since the effective date.

18.2.9.2 On the completion date the seller or Trek will not in any material respect have improved the terms of employment of or remuneration payable to any of their employees from that prevailing at the effective date.

18.2.10     RESTRAINT OF TRADE

            The seller or Trek are not bound by any restraint of trade agreement.

18.2.11     WARRANTIES REGARDING BOOKS OF ACCOUNT

            The books and records of the business and Trek are up-to-date and have been properly kept according to law and will be capable of being written up within a reasonable time.

18.2.12     ENVIRONMENTAL WARRANTIES

18.2.12.1 The seller and Trek comply with all conditions, limitations, obligations, prohibitions and requirements contained in any environmental legislation or regulations, by-laws, or ordinances ("ENVIRONMENTAL LEGISLATION") and the warrantors are not aware of any facts or circumstances which may lead to any breach of any environmental legislation;

18.2.12.2 no poisonous, noxious, hazardous, polluting, dangerous or environmentally harmful substances or articles have been produced, treated, kept at or deposited at the premises where the seller and Trek carry on business, or have been released or discharged from such premises and in particular no matter or thing been discharged into any public sewer or into any drain or sewer connecting the public sewer and has not contaminated the land surrounding the premises or any water;

18.2.12.3 there are no deficiencies in the waste disposal arrangements carried on at or in respect of the premises which may lead to a failure by the seller or Trek to comply with any existing environmental legislation or which will harm the environment;

18.2.12.4 there have been no disputes claims or investigations or other proceedings pending or threatened regarding the use of the seller's and Trek's premises, or the release of any substances from such premises;

18.2.12.5 there are no environmental claims, investigations or other proceedings pending or threatened against the seller or Trek in respect of their businesses and there is no actual or contingent liability of any of the seller, Trek or the warrantors to make good, repair, reinstate or clean up any property;

18.2.12.6 no water, whether surface or ground water, has been contaminated, polluted or the quality thereof altered in such a way that the provisions of any water law, whether common law or statutory law will have been breached.

19.   CONFIDENTIALITY

19.1 Without the prior written consent of the other parties, each party will keep confidential and will not disclose to any person -

19.1.1 the details of this agreement, the details of the negotiations leading to this agreement, and the information handed over to such party during the course of negotiations, as well as the details of all the transactions or agreements contemplated in this agreement; and

19.1.2 all information relating to the business or the operations and affairs of the parties (together "CONFIDENTIAL INFORMATION").

19.2 The parties agree to keep all confidential information confidential and to disclose it only to their officers, directors, employees, consultants and professional advisers who:

19.2.1 have a need to know (and then only to the extent that each such person has a need to know);

19.2.2      are  aware  that  the  confidential   information   should  be  kept
            confidential;

19.2.3 are aware of the disclosing party's undertaking in relation to such information in terms of this agreement; and

19.2.4      have been directed by the disclosing  party to keep the confidential
            information   confidential   and   have   undertaken   to  keep  the
            confidential information confidential.

19.3 The obligations of the parties in relation to the maintenance and non-disclosure of confidential information in terms of this agreement do not extend to information that:

19.3.1 is disclosed to the receiving party in terms of this agreement but at the time of such disclosure such information is known to be in the lawful possession or control of that party and not subject to an obligation of confidentiality;

19.3.2 is or becomes public knowledge, otherwise than pursuant to a breach of this agreement by the party who disclosed such confidential information;

19.3.3 is required by the provisions of any law, statute or regulation, or during any court proceedings, or by the rules or regulations of any recognised stock exchange to be disclosed and subject to the provisions of clause 19.4, the party required to make the disclosure has taken all reasonable steps to oppose or prevent the disclosure of and to limit, as far as reasonably possible, the extent of such disclosure and has consulted with the other parties prior to making such disclosure.

19.4 Before any announcement or statement is made as required by any law, statute or regulation, or the rules or regulations of any recognised stock exchange, the parties shall use their best endeavours to provide the other parties with a written draft of the proposed announcement at least 48 hours before the proposed time of the announcement and the participants shall also use their best endeavours to agree the wording and timing of all public announcements and statements relating to confidential information. If a written draft of the proposed announcement cannot be provided to the other parties or agreement cannot be reached, by the time that any such announcement or statement must be made, the party in question shall be free to make the relevant announcement or statement notwithstanding that such agreement has not been reached, but in so doing it shall not disclose more than the minimum information that it is compelled to disclose. Copies of any public announcement or statement shall be given to each other party in the most expeditious manner reasonably available.

20.   RESTRAINTS

20.1 The seller, the Trek sellers and the warrantors undertake to the purchaser that for a period commencing on the effective date and terminating on 31 December 2002 they will not, whether directly or indirectly, compete with the purchaser or be interested in any business which trades in any field of activity which is similar to any of the fields of activity referred to in 20.2 and within any of the areas of restraint set out in 20.3.

20.2  The fields of activity is respect of which the restraint applies will be -

20.2.1 each and every activity conducted by the sellers on the effective date or the preceding 12 month period;

20.2.2      any activity which is similar to an activity  contemplated in clause
            20.2.1;

20.2.3 any new activity which is planned to be undertaken by the sellers as at the effective date.

20.3 The areas of restraint referred to in 20.1 shall be South Africa, Lesotho, Swaziland, Mozambique, Zimbabwe, Botswana, Namibia and the Indian Ocean Islands.

20.4 For purposes of this clause, the seller, the Trek sellers and the warrantors shall be deemed to be so "INTERESTED IN A BUSINESS", or "COMPETING WITH THE PURCHASER" if any of them becomes engaged or interested, whether directly or indirectly, and whether as proprietor, partner, shareholder, agent, consultant, financier or otherwise, in any company, firm, business or undertaking which carries on business in any of the fields referred to in 20.2 or in any of the areas referred to in 20.3, save for any passive investment of not more than 5% of the shares of any company listed on the JSE.

20.5  The seller, the Trek sellers and the warrantors acknowledge that:

20.5.1 the clients of the purchaser are or could be drawn from all of the areas in which the restraints are to be operative;

20.5.2 the purchaser would suffer substantial damage if the seller or the Trek sellers or the warrantors were to operate a business similar to that carried on by the purchaser within the area to which, and during the time in which, the restraints are to apply; and

20.5.3 the restraints are the minimum restraints required by the purchaser to provide protection against unfair competition. Should the reasonableness of any provision contained in this clause be disputed, the onus of providing that the provision is unreasonable will rest on the party alleging that the provision is unreasonable.

20.6 Each and every restraint contained in this clause is separate and divisible from every other restraint in this clause and from any other restraint so that if any one of the restraints is or becomes unenforceable for any reason that restraint will be severable and will not affect the validity of any other restraint contained in this clause.

20.7 Notwithstanding the provisions of this clause the restraints will fall away with immediate effect in the circumstances contemplated in any sub-clause of 7.5.

21.   VALUE-ADDED TAX

21.1 The seller and the purchaser record their understanding that the sale of the business falls within the ambit of section 11(1)(e) of the Value Added Tax Act, 89 of 1991, as amended, and accordingly value-added tax is payable on the sale at the rate of zero percent.

21.2 However, it is recorded that if the sale of the business in terms of this agreement is subject to value-added tax, the purchaser will pay to the seller value-added tax at the prescribed rate on the purchase price against presentation of the relevant tax invoice.

22.   BREACH

22.1 If a party breaches any provision of this agreement and remains in breach for 14 days after written notice to that party requiring that party to rectify that breach, the aggrieved party shall be entitled, at its option:

22.1.1 to sue for immediate specific performance of any of the defaulting party's obligations under this agreement, whether or not such obligation is then due and to require the defaulting party to provide security to the satisfaction of the aggrieved party for the defaulting party's obligations; or

22.1.2 to cancel this agreement, in which case written notice of the cancellation shall be given to the defaulting party, and the cancellation shall take effect on the giving of the notice. Neither party shall be entitled to cancel this agreement unless the breach is a breach of a term which goes to the root of this agreement, and the remedy of specific performance or damages would not adequately prevent the aggrieved party from being materially prejudiced.

22.2 If the breach is a breach of warranty as at a particular date, notice to remedy such breach shall be given and the breach shall be deemed to have been remedied if:

22.2.1 the defaulting party is able, within the period of the notice, to prevent the aggrieved party from being prejudiced or to make good any prejudice suffered, and does so; or

22.2.2 the defaulting party is able, but not within the period of the notice, to prevent the aggrieved party from being prejudiced or to make good any prejudice suffered within the period of the notice, and undertakes to do so and furnishes such security in support of the undertaking as the aggrieved party may require.

22.3 If the defaulting party is the purchaser or FSAH, and the breach is the non-payment of any instalment of the purchase price and if the purchaser fails to remedy such breach after having been given notice to do so in accordance with this clause, the seller and the Trek seller shall be entitled to cancel this agreement and if the seller and the Trek seller do so the purchaser shall deliver the security documentation referred to in clause 10 to the seller and the Trek sellers. The seller and the Trek sellers shall be entitled to register the shares comprised in such security documentation in its name and (prior to its lapsing), to exercise the option referred to in 10.4. Alternatively, and at the election of the seller, the seller and the Trek sellers may claim damages.

22.4 The aggrieved party's remedies in terms of this clause are without prejudice to any other remedies to which the aggrieved party may be entitled in law.

23.   ARBITRATION

23.1  DISPUTES SUBJECT TO ARBITRATION

      Any dispute arising out of or in connection with this agreement or the subject matter of this agreement shall be decided by arbitration in terms of this clause, notwithstanding that the rest of the agreement may be void or voidable or may have terminated or been cancelled, this clause being a separate, divisible agreement. Claims in delict or based on unjust enrichment or for rectification of the agreement are included.

23.2  NOTICE TO STATE WHETHER CLAIM IS DISPUTED

      A party may call on the other party in writing to state in writing whether a claim is disputed or not. If the other party fails to do so within 7 days the first party may proceed by way of litigation, and if the other party then defends such litigation the first party may elect to continue with the litigation or to refer the matter to arbitration. In the latter event the other party shall immediately pay the costs incurred by the first party in the litigation on an attorney and own client basis and shall not be entitled to recover that party's own costs from the first party.

23.3  APPOINTMENT OF ARBITRATOR

      The arbitrator shall be an attorney or advocate nominated at the request of either party by the president for the time being of the Law Society of the Transvaal, or its principal successor in title.

23.4  VENUE AND PERIOD FOR COMPLETION OF ARBITRATION

      The arbitration shall be held in Johannesburg and the parties shall endeavour to ensure that it is completed within 90 days after notice requiring the claim to be referred to arbitration is given.

23.5  ARBITRATION ACT

      The arbitration shall be governed by the Arbitration Act 1965 or any replacement Act.

23.6  PROCEDURE

      The procedure to be followed in the arbitration shall be determined by the arbitrator, with due regard to 23.4=REF1, at the request of either party.

23.7  ARBITRATOR'S POWERS

      The arbitrator shall have full and unrestricted powers in relation to the arbitration. In particular, but without limitation, the arbitrator:

23.7.1      shall have the powers  set out in section  21(1) of the  Arbitration
            Act 1965;

23.7.2      need not strictly observe the rules of evidence;

23.8 need not strictly observe the principles of law and may decide the matters submitted to him according to what he considers equitable in the circumstances;

23.8.1 may have regard to his personal knowledge of the facts, and any expert knowledge he may have, relating to the issues in dispute, but is to afford the parties an opportunity of challenging the knowledge he claims to have;

23.8.2 may make such award or awards, whether interim, provisional or final, as he may consider appropriate, including without limitation ex parte awards, declaratory orders, interdicts, and awards for specific performance, restitution, damages, penalties, interest and security for costs or restitution.

23.9  REASONS FOR AWARD

      The arbitrator shall give his reasons for his award, if so requested by either party.

23.10 COSTS

23.10.1 If the arbitrator's charges and any other costs have to be paid before the arbitrator has made his award in respect of costs, the parties shall pay the costs in equal shares, and if a party fails to pay that party's share the arbitrator may make his award in respect of the claim and costs in the absence of that party.

23.10.2 It is recorded that the parties intend that the substantially successful party should be awarded a full indemnity for all the costs reasonably incurred by that party and not merely the costs on the supreme court or any other scale.

24.   COSTS

24.1 Each party will bear its own costs of and incidental to the negotiation, preparation and implementation of this agreement.

24.2 Any costs, including attorney and own client costs, incurred by a party arising out of the breach by any other party of any of the provisions of this agreement shall be borne by the party in breach.

25.   MISCELLANEOUS MATTERS

25.1  ADDRESSES FOR SERVICE OF LEGAL DOCUMENTS

25.1.1 The parties choose the following physical addresses at which documents in legal proceedings in connection with this agreement may be served (ie their domicilia citandi et executandi):

25.1.1.1       the seller, the Trek sellers and the warrantors:

               Stand 204/2
               Manganese Rd
               Ekandustria
               Mpumalanga


25.1.1.2       the purchaser, FSAH and FSAC:

               Europair Building
               Grader Rd
               Spartan Ext 3
               Kempton Park


25.1.2 The notice shall be deemed to have been duly given on delivery. All notices will be delivered.

25.1.3 A party may change that party's address for this purpose, by notice in writing to the other party.

25.1.4 A party may change that party's address for this purpose to another physical address in the Republic of South Africa, by notice in writing to the other party.

25.2  ENTIRE CONTRACT

      This agreement contains all the express provisions agreed on by the parties with regard to the subject matter of the agreement and the parties waive the right to rely on any alleged express provision not contained in the agreement.

25.3  APPOINTMENT OF ARBITRATOR

      The arbitrator shall be an attorney or advocate nominated at the request of either party by the president for the time being of the Law Society of the Transvaal, or its principal successor in title.

25.4  VENUE AND PERIOD FOR COMPLETION OF ARBITRATION

      The arbitration shall be held in Johannesburg and the parties shall endeavour to ensure that it is completed within 90 days after notice requiring the claim to be referred to arbitration is given.

25.5  ARBITRATION ACT

      The arbitration shall be governed by the Arbitration Act 1965 or any replacement Act.

25.6  PROCEDURE

      The procedure to be followed in the arbitration shall be determined by the arbitrator, with due regard to 23.4=REF1, at the request of either party.

25.7  ARBITRATOR'S POWERS

      The arbitrator shall have full and unrestricted powers in relation to the arbitration. In particular, but without limitation, the arbitrator:

25.7.1      shall have the powers  set out in section  21(1) of the  Arbitration
            Act 1965;

25.7.2      need not strictly observe the rules of evidence;

25.8 need not strictly observe the principles of law and may decide the matters submitted to him according to what he considers equitable in the circumstances;

25.8.1 may have regard to his personal knowledge of the facts, and any expert knowledge he may have, relating to the issues in dispute, but is to afford the parties an opportunity of challenging the knowledge he claims to have;

25.8.2 may make such award or awards, whether interim, provisional or final, as he may consider appropriate, including without limitation ex parte awards, declaratory orders, interdicts, and awards for specific performance, restitution, damages, penalties, interest and security for costs or restitution.

25.9  REASONS FOR AWARD

      The arbitrator shall give his reasons for his award, if so requested by either party.

25.10 COSTS

25.10.1 If the arbitrator's charges and any other costs have to be paid before the arbitrator has made his award in respect of costs, the parties shall pay the costs in equal shares, and if a party fails to pay that party's share the arbitrator may make his award in respect of the claim and costs in the absence of that party.

25.10.2 It is recorded that the parties intend that the substantially successful party should be awarded a full indemnity for all the costs reasonably incurred by that party and not merely the costs on the supreme court or any other scale.

26.   COSTS

26.1 Each party will bear its own costs of and incidental to the negotiation, preparation and implementation of this agreement.

26.2 Any costs, including attorney and own client costs, incurred by a party arising out of the breach by any other party of any of the provisions of this agreement shall be borne by the party in breach.

27.   MISCELLANEOUS MATTERS

27.1  ADDRESSES FOR SERVICE OF LEGAL DOCUMENTS

27.1.1 The parties choose the following physical addresses at which documents in legal proceedings in connection with this agreement may be served (ie their domicilia citandi et executandi):

27.1.1.1       the seller, the Trek sellers and the warrantors:

               Stand 204/2
               Manganese Rd
               Ekandustria
               Mpumalanga

27.1.1.2       the purchaser, FSAH and FSAC:

               Europair Building
               Grader Rd
               Spartan Ext 3
               Kempton Park


27.1.2 The notice shall be deemed to have been duly given on delivery. All notices will be delivered.

27.1.3 A party may change that party's address for this purpose, by notice in writing to the other party.

27.1.4 A party may change that party's address for this purpose to another physical address in the Republic of South Africa, by notice in writing to the other party.

27.2  ENTIRE CONTRACT

      This agreement contains all the express provisions agreed on by the parties with regard to the subject matter of the agreement and the parties waive the right to rely on any alleged express provision not contained in the agreement.

27.3  NO REPRESENTATIONS

      No party may rely on any representation which allegedly induced that party to enter into this agreement, unless the representation is recorded in this agreement.

27.4  VARIATION, CANCELLATION AND WAIVER

      No  contract  varying,   adding  to,  deleting  from  or  cancelling  this
      agreement, and no waiver of any right under this agreement, shall be effective unless reduced to writing and signed by or on behalf of the parties.

27.5  INDULGENCES

      If any party at any time breaches any of that party's obligations under this agreement, the other party ("THE AGGRIEVED PARTY"):

27.5.1 may at any time after that breach exercise any right that became exercisable directly or indirectly as a result of the breach, unless the aggrieved party has expressly elected in writing or by clear and unambiguous conduct, amounting to more than mere delay, not to exercise the right. (If the aggrieved party is willing to relinquish that right the aggrieved party will on request do so in writing.) In particular, acceptance of late performance shall for a reasonable period after performance be provisional only, and the aggrieved party may still exercise that right during that period;

27.5.2 shall not be estopped (ie precluded) from exercising the aggrieved party's rights arising out of that breach, despite the fact that the aggrieved party may have elected or agreed on one or more previous occasions not to exercise the rights arising out of any similar breach or breaches.

27.6  CESSION

      No party may cede that party's rights or delegate that party's obligations without the prior written consent of the other parties, which shall not be unreasonably withheld.

27.7  APPLICABLE LAW

      This agreement shall be interpreted and implemented in accordance with the law of the Republic of South Africa.

27.8  JURISDICTION

      The parties consent to the non-exclusive jurisdiction of the Witwatersrand Local Division of the Supreme Court.

Signed at ______________ on ________________________ 1997.


AS WITNESS:                          for GULL FOODS CC



_____________________________        ________________________________
                                     who warrants that he is duly authorised


Signed at ______________ on ________________________ 1997.


AS WITNESS:                          IAN STUART STORE



_____________________________        ________________________________

Signed at ______________ on ________________________ 1997.


AS WITNESS:                          ALLEN VIVIEN JAMES



_____________________________        ________________________________




Signed at ______________ on ________________________ 1997.


AS WITNESS:                          MARLYS STORE



_____________________________        ________________________________




Signed at ______________ on ________________________ 1997.


AS WITNESS:                          DOUGLAS VARKEVISSER



_____________________________        ________________________________

Signed at ______________ on ________________________ 1997.


AS WITNESS:                          for FIRST SOUTH AFRICAN
                                     HOLDINGS (PROPRIETARY)
                                     LIMITED



_____________________________        ________________________________
                                     who warrants that he is duly authorised



Signed at ______________ on ________________________ 1997.


AS WITNESS:                          for FIRST SOUTH AFRICA
                                     CORP., LTD



_____________________________        ________________________________
                                     who warrants that he is duly authorised

Signed at ______________ on ________________________ 1997.


AS WITNESS:                          for JENKINSON INVESTMENTS
                                     (PROPRIETARY) LIMITED


_____________________________        ________________________________
                                     who warrants that he is duly authorised

                                SCHEDULES 1 AND 2

                                ESCROW AGREEMENTS


ESCROW AGREEMENT

among

GULL FOODS CC

and

IAN STUART STORE

and

ALLEN VIVIAN JAMES

and

MARLYS STORE

and

DOUGLAS VARKEVISSER
(COLLECTIVELY "THE SELLERS")

and

FIRST SOUTH AFRICAN HOLDINGS (PROPRIETARY) LIMITED
(Registration No. 95/03959/07)
("FSAH")

and

WEBBER WENTZEL BOWENS
("THE ESCROW AGENT")



--------------------------------------------------------------------------------
                                                           WEBBER WENTZEL BOWENS

1.    INTRODUCTION

1.1 The sellers and FSAH have entered into a sale of business and shares agreement ("THE SALE OF BUSINESS AND SHARES AGREEMENT"), pursuant to which the sellers have agreed to sell and FSAH or its nominee has agreed to purchase the business of Gull cc ("THE BUSINESS") as a going concern and the issued shares in Trek cc ("THE SHARES"). FSAH will appoint a nominee, referred to in this agreement as "THE PURCHASER".

1.2 In terms of the sale of business agreement, the purchase price of the business and the shares will be payable in four instalments.

1.3 The sale of business and shares agreement provides that issued shares of the purchaser will be lodged in escrow with Webber Wentzel Bowens, ("THE ESCROW AGENT") to serve as security for the payment of the second, third and fourth instalments of the purchase price and the obligations imposed on FSAH by clause 9.2 of the sale of business agreement. The number of shares to be lodged in escrow will be 60% of the issued shares of the purchaser. However, if First South African Food Holdings ("FSAF") is listed, FSAH will deliver to the escrow agent FSAF shares of equivalent value to the shares of the purchaser, in substitution for the shares of the purchaser. Blank signed transfer forms will accompany such FSAF shares. The number of FSAF shares to be delivered will be determined by dividing R28800000 by the listing price of the FSAF shares. The shares held in escrow from time to time are referred to in this agreement as "THE ESCROW SHARES".

1.4 The parties accordingly wish to enter into an escrow agreement in respect of the escrow shares on the terms and conditions set out below.

2.    INTERPRETATION

      Terms not otherwise defined in this agreement shall, unless otherwise stated or inconsistent with the context, have the meanings given them in the sale of business and shares agreement.

3.    APPOINTMENT

      The parties appoint the escrow agent, which accepts the appointment, as escrow agent on the terms and conditions of this agreement.

4.    DELIVERY

4.1 Within 30 days of the completion date FSAH shall deliver to the escrow agent, to hold and deal with in accordance with the provisions of this agreement:-

4.1.1 the share certificates representing the 60% of the issued shares of the purchaser, being the initial escrow shares; and

4.1.2 share transfer forms in respect of such escrow shares signed by the registered shareholder, and blank as to date and transferee ("THE SHARE TRANSFER FORMS").

4.2 The escrow agent shall acknowledge receipt of the escrow shares and the share transfer forms in writing to the sellers and FSAH and shall hold and deal with the escrow shares and the share transfer forms in accordance with this agreement. The period of time from the date on which the escrow shares and the share transfer forms are delivered to the escrow agent until the last of the escrow shares are released from escrow in accordance with the terms of this agreement is referred to as the "ESCROW PERIOD".

5.    ESCROW PROPERTY

5.1 During the escrow period, a percentage of any further shares issued by the purchaser or FSAF as the case may be (including any capitalisation or rights issue shares) shall be delivered to the escrow agent together with undated share transfer forms signed by the registered shareholder but blank as to transferee and such additional shares shall be held by the escrow agent on the terms and conditions of this agreement. The percentage of new shares to be delivered will be the same as the percentage of shares of the purchaser held by the escrow agent in escrow at the date of issue of the further shares.

5.2 The provisions of 5.1 shall also apply to any shares arising pursuant to any share subdivision, consolidation, reclassification into different classes or conversion of the escrow shares and any shares referred to in 5.1.

5.3 The escrow shares, the share transfer forms and all property contemplated in 5.1 and 5.2 is referred to as "THE ESCROW PROPERTY". Ordinary cash or scrip dividends declared by the purchaser or FSAF to its shareholders shall not form part of the escrow property and shall be paid directly to the purchaser, or FSAH, as the case may be.

5.4 FSAH shall not dispose of any of the escrow property, and the purchaser shall not dispose of its business or place itself in liquidation unless the prior written consent of the sellers is obtained therefor. Such consent will not be unreasonably withheld and will not prejudice any of the sellers' rights under the sale of business and shares agreement. The proceeds received on a sale of the escrow property, on liquidation of the purchaser or on disposal of the business or shares shall, unless otherwise agreed, be paid to the escrow agent and shall be held by the escrow agent as security for payment of the second, third and fourth instalments of the purchase price.

6.    RELEASE OF ESCROW PROPERTY

6.1 The escrow agent shall hold the escrow property, until receipt of one of the following:-

6.1.1 a written notice substantially in the form set out in schedule 1, signed by the sellers and the purchaser, specifying that the second or the third or the fourth instalments of the purchase price, as the case may be, has been paid by the purchaser or that the local put option has been exercised in whole or in part. Such notice shall be given within 14 days of the relevant event. If such notice is given the escrow agent may release escrow property to FSAH or the sellers on the following basis:-

6.1.1.1 if the second instalment is paid FSAH will be entitled to recover from Webber Wentzel Bowens, and have released from escrow, one third of the escrow property, less, (if listed FSAF shares are held in escrow), the FSAF shares required to settle any exercise of the local put option;

6.1.1.2 if the third instalment is paid FSAH will be entitled to recover from Webber Wentzel Bowens one third of the escrow property (being 20% of the shares of the purchaser or the equivalent value of FSAF shares), less any FSAF shares required to settle the local put option;

6.1.1.3 if the fourth instalment of the purchase price is paid FSAH will be entitled to recover from Webber Wentzel Bowens the remaining escrow property;

6.1.2 if the local put option is exercised in whole or in part Webber Wentzel Bowens will deliver the FSAF shares required to settle such exercise to the sellers, less any FSAF shares required to settle the local put options;

6.1.3 a written notice substantially in the form set out in schedule 2 signed by the sellers and the purchaser specifying that the purchaser has breached the sale of business agreement by failing to make payment of the second and/or the third and/or the fourth instalment and that the purchaser has failed to remedy such breach as provided for in the sale of business agreement; or

6.1.4 a written notice substantially in the form set out in schedule 3 signed by the sellers and the purchaser specifying that the escrow property has been sold to a third party.

6.2 In the event of either the purchaser or the sellers refusing to sign a notice because of a dispute, the dispute shall be referred to arbitration pursuant to clause 23 of the sale of business and shares agreement and the decision of the arbitrator shall be final and binding on the parties and the notice shall be prepared and signed in accordance with such decision.

7.    DISTRIBUTION OF ESCROW PROPERTY

      The  escrow   property  shall  be  distributed  in  accordance   with  the
      following:-

7.1 upon receipt by the escrow agent of a written notice in terms of 6.1.1, the escrow agent shall deliver to FSAH or the sellers, as appropriate, the certificates representing the relevant escrow shares, together with the share transfer forms and all other escrow property associated therewith;

7.2 upon receipt by escrow agent of a written notice in terms of 6.1.2 during the escrow period and prior to any distribution of the escrow property, the escrow agent shall deliver all or a portion of the escrow property to the sellers, determined in accordance with 7.3.

7.3 The percentage of escrow property to be delivered pursuant to 7.2 shall be determined as follows:

7.3.1 if the second instalment of the purchase price is not paid, 100% of the escrow property shall be delivered. In these circumstances FSAH will deliver to Webber Wentzel Bowens additional FSAF shares required to settle any future exercise of the local put option;

7.3.2 if the third instalment is not paid but the second instalment is paid, 66,67% of the escrow property shall be delivered In these circumstances FSAH will, if necessary, deliver to Webber Wentzel Bowens additional FSAF shares required to settle any future exercise of the local put option;

7.3.3 if the fourth instalment is paid but the fourth instalment is not, 33,33% of the escrow property shall be delivered In these circumstances FSAH will, if necessary, deliver to Webber Wentzel Bowens additional FSAF shares required to settle any future exercise of the local put option.

7.4 Upon delivery of escrow shares to the sellers pursuant to a notice in accordance with 6.1.2, the sellers shall become the owner of the delivered escrow shares and shall be entitled to procure the re-registration of the escrow shares into their names; moreover, the sale of business and shares agreement shall be deemed to have been terminated owing to a material unremedied breach by the purchaser and the provisions of clause 22.3 of the sale of business and shares agreement shall apply;

7.5 upon receipt by the escrow agent of a written notice in terms of 6.1.3, the escrow agent shall deal with the escrow property in accordance with instructions contained in that notice.

8.    ESCROW AGENT

      It is understood and agreed by the parties to this agreement as follows:-

8.1 the escrow agent is not and shall not be deemed to be a trustee for any party for any purpose and is merely acting as a depository and in a ministerial capacity hereunder with the limited duties prescribed by this agreement;

8.2 the escrow agent does not have and shall not be deemed to have any responsibility in respect of any instruction, certificate or notice delivered to it or of the escrow shares or any related escrow property other than faithfully to carry out the obligations undertaken in this agreement and to follow the directions in such instruction or notice provided in accordance with the terms of this agreement;

8.3 the escrow agent is not and shall not be deemed to be liable for any action taken or omitted by it in good faith and may rely upon, and act in accordance with, the advice of its legal advisers without liability on its part for any action taken or omitted in accordance with such advice. In any event, its liability hereunder shall be limited to liability for gross negligence, wilful misconduct or bad faith on its part;

8.4 the escrow agent may conclusively rely upon and act in accordance with any certificate, instruction, notice, letter, telegram, cablegram facsimile or other written instrument believed by it to be genuine and to have been signed by the proper party or parties;

8.5   FSAH agrees:-

8.5.1       to pay the escrow  agent's  reasonable  fees and to reimburse it for
            its  reasonable  expenses  including   reasonable   attorney's  fees
            incurred in connection with duties hereunder; and

8.5.2 to hold harmless, indemnify and defend the escrow agent for, from and against any loss, damage, liability, judgment, cost and expense whatsoever, including reasonable attorney's fees, suffered or incurred by it by reason of, or on account of, any misrepresentation made to it or its status or activities as escrow agent under this agreement except for any loss, damage, liability, judgment, cost or expense resulting from gross negligence, wilful misconduct or bad faith on the part of the escrow agent;

8.6 the escrow agent shall not be required to defend any legal proceeding which may be instituted against it in respect of the subject matter of this agreement unless requested to do so by a party hereto and indemnified to the escrow agent's satisfaction against the cost and expense of such defence by the party requesting such defence. If any such legal proceeding is instituted against it, the escrow agent agrees promptly to give notice of such proceeding to the sellers and the purchaser. The escrow agent shall not be required to institute legal proceedings of any kind;

8.7 the escrow agent shall not, by act, delay, omission or otherwise, be deemed to have waived any right or remedy it may have either under this agreement or generally, unless such waiver be in writing, and no waiver shall be valid unless it is in writing, signed by the escrow agent, and only to the extent expressly therein set forth. A waiver by the escrow agent under the term of this agreement shall not be construed as a bar to, or waiver of, the same or any other such right or remedy which it would otherwise have on any other occasion;

8.8 the escrow agent may resign as such by giving 30 days written notice thereof to the sellers, the purchaser and FSAH. Within 20 days after receipt of such notice, the sellers, FSAH and the purchaser shall furnish to the escrow agent written instructions for the release of the escrow property to a substitute escrow agent which, (whether designated by written instructions from the sellers and the purchaser jointly or in the absence thereof by instructions from a court of competent jurisdiction to the escrow agent), shall be a bank or trust company or firm of auditors or attorneys organised and doing business under the laws of the Republic of South Africa. Such substitute escrow agent shall thereafter hold any escrow shares and any related escrow property received by it pursuant to the terms of this agreement and otherwise act hereunder as if it were the escrow agent originally named herein;

8.9 The escrow agent's duties and responsibilities hereunder shall terminate upon the release of all shares and escrow property then held in escrow according to such written instruction or upon such delivery as herein provided. This agreement shall not otherwise be assignable by the escrow agent without the prior written consent of the parties hereto.

9.    VOTING RIGHTS IN RESPECT OF THE ESCROW SHARES

      FSAH or its subsidiary First South African Food Holdings Limited, ("FSAF") shall have the sole power to vote in respect of the escrow shares and any securities deposited in escrow under this agreement while they are being held pursuant to this agreement and during the escrow period, provided that FSAH and FSAF undertake at all times to act in the best interests of the businesses conducted by the purchaser.

10.   DISPOSAL AND ENCUMBERING OF THE ESCROW SHARES

10.1 FSAH agrees that during the term of this agreement it will not create or permit to be created any security interest in any or all of the escrow shares which will rank in preference to the sellers' security interest therein.

10.2 The purchaser and FSAH will take any action necessary or appropriate, including the execution of any further documents or agreements, in order to effect the transfer of the escrow shares if required pursuant to the provisions of this agreement.

11.   NOTICES

11.1 Each notice, instruction or other certificate required or permitted by the terms hereof shall be in writing and shall be communicated by personal delivery to the parties hereto at the addresses set forth below, or at such other address as any of them may designate by notice to each of the others:

11.1.1      if to the sellers, to:

               Stand 204/2
               Manganese Rd
               Ekandustria
               Mpumalanga

               Attention I Store


11.1.2      if to the purchaser, to:

               Europair Building
               Grader Rd
               Spartan Ext 3

11.1.3      if to FSAH, to:

               Europair Building
               Grader Rd
               Spartan Ext 3


11.1.4      if to the escrow agent to:

               Webber Wentzel Bowens
               60 Main Street
               Johannesburg, South Africa
               Attention: John Bellew

11.2 All notices, instructions or certificates given hereunder to the escrow agent shall be effective upon receipt by the escrow agent. All notices given hereunder by the escrow agent shall be effective and deemed received upon personal delivery by the escrow agent.

12.   IMPACT OF THIS AGREEMENT ON THE SALE OF BUSINESS AGREEMENT

      Except as expressly provided herein, this agreement shall not otherwise affect the sale of business agreement, as it may be amended from time to time, the terms of which shall remain of full force and effect.

13.   SUCCESSOR IN TITLE

      In the event of the sequestration, liquidation or deregistration of the sellers the rights and obligations of the sellers under this agreement will be assigned to Mr Ian Store, Mr Allen Vivian James, Mr Douglas John Varkevisser and Ms Marlys Frances Store, or trusts of which they are beneficiaries.

Signed at ________________________________ on __________________ 1997.


AS WITNESS:                            for Gull Foods cc, duly authorised



_____________________________          ________________________________________



Signed at ________________________________ on __________________ 1997.


AS WITNESS:



_____________________________          ________________________________________
                                       Ian Stuart Store


Signed at ________________________________ on __________________ 1997.


AS WITNESS:



_____________________________          ________________________________________
                                       Allen Vivian James

Signed at ________________________________ on __________________ 1997.


AS WITNESS:



_____________________________          ________________________________________
                                       Marlys Store


Signed at ________________________________ on __________________ 1997.


AS WITNESS:



_____________________________          ________________________________________
                                       Douglas Varkevisser


Signed at ________________________________ on __________________ 1997.


AS WITNESS:                            for First South African Holdings
                                       (Proprietary) Limited, duly authorised



_____________________________          ________________________________________
                                       Name:
                                       Title:

Signed at ________________________________ on __________________ 1997.


AS WITNESS:                            for Webber Wentzel Bowens



_____________________________          ________________________________________
                                       Name:
                                       Title:

                                   SCHEDULE 1


To Webber Wentzel Bowens, 60 Main Street, Johannesburg

We, the undersigned,

   GULL FOODS CC, IAN STUART STORE, ALLAN VIVIAN JAMES, MARLYS STORE AND DOUGLAS VARKEVISSER ("THE SELLERS")

           and

   JENKINSON INVESTMENTS (PROPRIETARY) LIMITED ("THE PURCHASER")

hereby give notice in terms of clause 6.1.1 of the escrow agreement entered into between you, First South African Holdings (Proprietary) Limited and ourselves on [] ("THE ESCROW AGREEMENT") that the [number] instalment of the purchase price payable by the purchaser to the sellers in terms of the sale of and shares business agreement entered into between us on has been paid in full/that the put option has been exercised in respect of [number] shares.

You are accordingly directed, in terms of clause 7.2 of the escrow agreement, to deliver to FSAH the escrow property/to deliver to the sellers [number] FSAF shares.

Signed at ________________________________ on __________________ 1997.


WITNESS: for Gull Foods cc, Ian Stuart Store, Allan Vivian James, Marlys Store and Douglas Varkevisser

_____________________________          ________________________________________

Signed at ________________________________ on __________________ 1997.


WITNESS:                               for Jenkinson Investments (Proprietary)
                                       Limited


_____________________________          ________________________________________

                                   SCHEDULE 2


To Webber Wentzel Bowens, 60 Main Street, Johannesburg

We, the undersigned,

   GULL FOODS CC,IAN STUART STORE, ALLAN VIVIAN JAMES, MARLYS STORE AND DOUGLAS VARKEVISSER ("THE SELLERS")

           and

   JENKINSON INVESTMENTS (PROPRIETARY) LIMITED ("THE PURCHASER")

hereby give notice in terms of clause 6.1.2 of the escrow agreement entered into between you, First South African Holdings (Pty) Ltd and ourselves on [] ("THE ESCROW AGREEMENT") that payment of the instalment(s) of the purchase price payable in terms of the sale of business and shares agreement entered into between us on has not been made.

You are accordingly directed, in terms of clause 7.2 of the escrow agreement, to deliver to the sellers the following escrow property:

           [SPECIFY]

Signed at ________________________________ on __________________ 1997.


WITNESS: Gull Foods cc, Ian Stuart Store, Allan Vivian James, Marlys Store and Douglas Varkevisser



_____________________________          ________________________________________

Signed at ________________________________ on __________________ 1997.


WITNESS:                               for Jenkinson Investments (Proprietary)
                                       Limited



_____________________________          ________________________________________

                                   SCHEDULE 3


To Webber Wentzel Bowens, 60 Main Street, Johannesburg

We, the undersigned,

   GULL FOODS CC, IAN STUART STORE, ALLAN VIVIAN JAMES, MARLYS STORE AND DOUGLAS VARKEVISSER ("THE SELLERS")

           and

   JENKINSON INVESTMENTS (PROPRIETARY) LIMITED ("THE PURCHASER")

hereby give notice in terms of clause 6.1.3 of the escrow agreement entered into between you, First South African Holdings (Pty) Ltd and ourselves on [] ("THE ESCROW AGREEMENT") that the escrow property has been sold to a third party.

You are accordingly directed, in terms of clause 7.3 of the escrow agreement, to deal with the escrow shares as follows:-

                                                      insert instructions


Signed at ________________________________ on __________________ 1997.


WITNESS: Gull Foods cc, Ian Stuart Store, Allan Vivian James, Marlys Store and Douglas Varkevisser



_____________________________          ________________________________________

Signed at ________________________________ on __________________ 1997.


WITNESS:                               for Jenkinson Investments (Proprietary)
                                            Limited



_____________________________          ________________________________________

                                   SCHEDULE 3

                              MANAGEMENT AGREEMENT

MANAGEMENT AGREEMENT



between



IAN STORE



and



ALAN VIVIEN JAMES
(collectively "THE MANAGERS")



and



FIRST SOUTH AFRICAN HOLDINGS (PROPRIETARY) LIMITED
(Registration No. 95/03959/07)
("FSAH")

--------------------------------------------------------------------------------
                                                           WEBBER WENTZEL BOWENS

1.    INTRODUCTION

1.1 FSAH has entered into an agreement to purchase the businesses of Trek Biltong cc and Gull Foods cc, ("THE SALE AGREEMENT"). The sale agreement provides that FSAH may nominate a company to act as purchaser in its stead, and FSAH intends to do so. The Managers consent to such nomination. Such company is referred to in this agreement as "THE COMPANY". FSAH undertakes to procure that the Company will adopt and be bound by this agreement.

1.2 The parties wish to enter into an agreement on the terms and conditions set out below.

2.    PERIOD

      Notwithstanding its date of signature, this agreement shall be effective from 1 January 1997 and, save for the provisions of clauses 13 and 14, which shall endure for the period specified therein and for clauses 15, 16 and 17, which shall endure until all matters and disputes arising from this agreement have been resolved, shall continue for a period of 3 years terminating on 31 December 1999.

3.    APPOINTMENT

      The Company appoints the Managers as its Managers to render to the Company the services set out in this agreement, and the Managers accept this appointment, on the terms and conditions of this agreement. The relationship of the Company and the Managers shall be that of employer and employee.

4.    DIRECTORSHIPS AND RELATED MATTERS

4.1   FSAH and the Company undertake to procure that Messrs Store and

      James will be appointed as managing director and Chairman of the Company. They will not be subject to rotation or retirement.

4.2 One of the Managers shall be entitled to be appointed to the board of directors of First South African Food Holdings Limited, ("FSAF"). The identity of this person will be determined by the Managers.

4.3 Each Manager who is a director of the Company or FSAF may appoint an alternate director in respect of each of those companies.

5.    MANAGEMENT OF THE BUSINESS

5.1 Subject to clause 6 the Managers will be responsible for planning and supervising the operations of the Company and its subsidiaries in accordance with this agreement. The Managers shall ensure that the businesses of the Company and its subsidiaries are run on proper business principles and that proper provision is made for the ongoing growth and development of such businesses. In particular the Managers shall ensure that the businesses are not run so as to maximise short term profit at the expense of longer term interests.

5.2 The Managers shall devote such time and attention (both during and after business hours) to the performance of their duties as the businesses of the Company and its subsidiaries may require. It is recorded (without limiting the obligations of Managers to perform their duties) that the parties anticipate that the Managers will be required to devote 100% of their working time to the affairs of the Company and its subsidiaries.

5.3 The parties record that it is their intention and the spirit of their relationship that the expertise of the Managers in running the business, and the Managers' understanding of the market should be relied upon, exploited for the benefit of the Company and its subsidiaries and transferred to other members of management. Accordingly, the Managers undertake, as part of their responsibilities, to train the staff of the Company and its subsidiaries and shall actively transfer their knowledge concerning the Company's and its subsidiaries' business to other staff members.

6.    MATTERS REQUIRING CONSENT OF FSAH

      Decisions in respect of the following fundamental matters affecting the Company and each of its subsidiaries shall require the prior written consent of FSAH, which shall not be unreasonably withheld:-

6.1 the approval of the annual budget, annual business plan, lease expenditure and capital expenditure budgets and any amendment of the annual business plan or the budgets;

6.2 the conclusion of any material contracts outside the ordinary course of business;

6.3   the voluntary liquidation of the company concerned;

6.4 any capital investment or expenditure, however financed, in excess of R500000 or any disposal of any of the capital assets of the company, the sale proceeds or book value of which is in excess of R500000;

6.5 any sale, assignment, transfer or other disposition by the company of any intangible assets such as goodwill, logos, names, trademarks, copyright, patents or licences, or trademark, patent or licence agreements;

6.6 any material change in the accounting policies as used for the audited financial statements of any such company;

6.7 the furnishing by any such company of any encumbrances over any of its assets or of any guarantees, suretyships, undertakings, indemnities or other forms of intercession for the obligations of third parties;

6.8   the acquisition or incorporation of any direct or indirect subsidiaries;

6.9 the acquisition of any shares or interest in any company, other form of legal entity, business, partnership or other undertaking of whatever nature;

6.10  the cessation of any material contract;

6.11 the incurrence of any general banking facilities, whether or not utilised, any liability or borrowing, whether interest-bearing or not, (collectively "BORROWINGS") where such borrowings exceed R100000;

6.12  the disposal by any such company of:

6.12.1      its business; or

6.12.2      any asset not in the ordinary course of business;

6.13 the payment of remuneration or fees to directors in their capacity as directors or employees;

6.14  the appointment or removal of the auditors of any such company;

6.15  any increase or reduction in the salaries  payable to any of the Managers;
      and

6.16 any material change to the core nature of the business of such company or in the way such business is conducted.

7.    REMUNERATION

7.1 The remuneration of the Managers and the manner in which that remuneration is structured shall be determined by agreement of the parties from time to time, it being the intention of the parties that the Managers shall be remunerated at market-related rates for services rendered pursuant to this agreement. It is recorded that the remuneration has been calculated on the assumption that the Managers will devote 100% of their working time to the performance of their duties under this agreement.

7.2 The Company undertakes to accommodate, where possible, reasonable requests from the Managers relating to the structuring of their remuneration, provided that there are no negative taxation or other consequences to the Company arising from such structuring. The initial remuneration of Messrs Store and James is R500000 payable monthly in arrear in 12 equal monthly instalments, commencing 1 January 1997.

7.3   The remuneration of the Managers shall be reviewed annually by FSAH.

7.4 The Managers shall be entitled to become members of the medical aid scheme utilised by the Company and the Company shall pay 100% of the Managers' membership fees.

7.5 The Managers shall be entitled to life and disability cover, on the same basis as senior employees of the Company, in terms of the Company's group life scheme, (if any), from time to time.

8.    REFUND OF DISBURSEMENTS AND EXPENSES

      The Company shall refund to the Managers any disbursements made or expenses incurred by the Managers in the course of the exercise of their duties provided that vouchers supporting claims are submitted.

9.    HOLIDAY LEAVE

      The Managers shall each be entitled to 30 working days leave on full pay for each 12 month period, which leave shall accrue on a pro rata monthly basis and shall be taken at a time mutually acceptable to the Managers and the Company. Any leave accruals in excess of 10 days at the end of the Company's financial year shall, save with the written agreement of the board of the Company, be forfeited.

10.   SICK LEAVE

10.1 Subject to 10.2, each of the Managers shall be entitled to 30 days sick leave per completed 12 month cycle of employment.

10.2 Notwithstanding 10.1, should a Manager be precluded through medically substantiated chronic ill health from performing his duties, then the Company undertakes-

10.2.1 for the first 90 days of such indisposition, to pay the Manager at the full rate of his remuneration; and

10.2.2 for the next 90 days of such indisposition, to pay the Manager at the rate of half of his remuneration;

            provided that if, after the lapse of an aggregate of 180 days, the Manager is unable to resume or properly perform his duties, the Manager shall be deemed to be in default and the provisions of clause 15 shall apply.

11.   COPYRIGHT

11.1 The Managers acknowledge that the Company or its nominee shall become the owner of the copyright in any work which is eligible for copyright and which is created or executed by any Manager, whether alone or with others, in the course and scope of the performance of his duties under this agreement.

11.2 In so far as it may be necessary, each of the Managers assigns to the Company or, in the event of the Company appointing a nominee, such nominee, the copyright in any such work.

12.   ACCESS TO INFORMATION

      There shall be made available to the Managers full and free access to all information for investigating and verifying the affairs of the Company and its assets, liabilities and financial position including, without prejudice to the generality of the foregoing, full and free access to all trading records, accounts, books, bank statements and other financial records of the Company.

13.   CONFIDENTIALITY

13.1 No Manager shall, during the period of this agreement and thereafter, disclose to any person whomsoever any information of any nature regarding the Company, its group companies, its licensors, trading partners or other associates or their businesses except to the extent that:-

13.1.1 it is required for or in the discharge of his duties and functions hereunder; or

13.1.2 he is reasonably required to so so in order to protect his rights under this agreement, or is required to do so under the provisions of any law which is binding on the Manager; or

13.1.3 such information is in the public domain other than as a result of a breach of this clause by a Manager.

13.2 No Manager shall, during his employment or thereafter, directly or indirectly use or divulge (except as required by the terms and nature of his employment) any of the trade secrets of the Company, its group companies, licensors, trading partners or other associates. For this purpose the term "trade secrets" shall include but shall not be limited to the following matters:-

13.2.1 knowledge of and factors which constitute an influence over the Company's clients and business associates;

13.2.2 the contractual arrangements between the Company and its business associates;

13.2.3 the financial details of the Company's relationship with its business associates;

13.2.4 the financial details (including terms) relating to the Company's clients;

13.2.5      the names of clients and prospective clients;

13.2.6      details of the Company's financial structure and operating results;

13.2.7 details of the remuneration paid by the Company to its various employees and their duties;

13.2.8      the systems employed by the Company in the conduct of its business;

13.2.9 the know-how and other information and techniques employed by the Company in the conduct of its business; and

13.2.10 other matters which relate to the business of the Company and in respect of which information is not readily available in the ordinary course of business to a competitor of the Company.

14.   RESTRAINTS AND COMPETING BUSINESSES

14.1 Each of the Managers undertakes to FSAH, First South African Food Holdings Ltd ("FSAF") the Company and each of the Company's subsidiaries that for a period of 6 years commencing on 1 January 1997 and terminating on 31 December 2002 he will not, without the prior written consent of FSAH, FSAF and the Company, and whether directly or indirectly as shareholder, employee, financier, director, agent, officer, consultant, adviser or otherwise-

14.1.1      compete  with the Company in the fields of  activity  referred to in
            14.2 within the areas of restraint set out in 14.3;

14.1.2 persuade, induce, encourage or procure any employee of the Company, or any person who was an employee of the Company during the previous twelve months, to become employed by or interested in any manner whatever in any field of activity referred to in 14.2, or to terminate his employment with the Company.

14.2  The fields of activity in respect of which the restraint applies will be -

14.2.1 the business of the manufacture, distribution and retailing of value added food products, meat, biltong, dry wors or other dried meat products;

14.2.2 (as a separate restraint) any new business actively carried on, or which the Company or any of its subsidiaries can demonstrate in writing is actively contemplated by the Company or such subsidiary at the date of termination of this agreement or any extension of this agreement.

14.3  The areas of restraint referred to in this 14 shall be:-

14.3.1      the Republic of South Africa;

14.3.2      (as a separate restraint) Lesotho;

14.3.3      (as a separate restraint) Swaziland;

14.3.4      (as a separate restraint) Botswana;

14.3.5      (as a separate restraint) Namibia;

14.3.6      (as a separate restraint) Zimababwe;

14.3.7      (as a separate restraint) Mozambique; and

14.3.8      (as a separate restraint) the Indian Ocean Islands.

14.4  The Managers acknowledge-

14.4.1 that the customers of the Company and its subsidiaries are or could be drawn from all of the areas in which the restraints are to be operative;

14.4.2 that the Company, its subsidiaries, FSAF and FSAH would suffer substantial damage if any of the Managers were to operate a business similar to that carried on by the Company or any of its subsidiaries within the area to which, and during the time in which, the restraint is to apply;

14.4.3 that the restraint is the minimum restraint required by FSAH, FSAF, the Company and the Company's subsidiaries to provide protection against unfair competition upon termination of employment and, moreover, that the restraint will not prevent any Manager from obtaining a comparable position elsewhere should his employment terminate and that in the circumstances it is fair and reasonable, and necessary for the protection of the interests of the Company, its subsidiaries, FSAF and FSAH that the Managers should be restrained in the manner set out in this clause. Should the reasonableness of any provision contained in this clause be disputed, the onus of proving that the provision is unreasonable will rest on the Manager.

14.5 Each and every restraint contained in this clause is separate and divisible from every other restraint in this clause and from any other restraint so that if any one of the restraints is or becomes unenforceable for any reason, that restraint will be severable and will not affect the validity of any other restraint contained in this 14 or otherwise.

14.6 Insofar as the restraints are considered by the parties to be reasonable in all the circumstances, they agree that if the restraints, taken together, are adjudged to go beyond what is reasonable in all the circumstances but would be adjudged reasonable if part or parts of the wording of the restraints were deleted or modified, the restraints shall apply with such words deleted or modified.

14.7 The restraints contained in this clause will be capable of being enforced by FSAH, FSAF, or the Company or any of the Company's subsidiaries, individually or collectively by any of them.

14.8 FSAF and each subsidiary of the Company may at any time accept the benefits conferred on them by this clause by notice in writing given to the Company and the Manager.

14.9 Notwithstanding the preceding provisions of this clause the restraints set out above will immediately fall away and this agreement will terminate in any of the following circumstances:-

14.9.1 the Company or any one or more of the legal entities through which the Company is directly or indirectly held (including where appropriate FSAC, FSAH or FSAF) undergoes a change of de facto control; or

14.9.2 all or portion of the business of the Company is disposed of by the Company, whether within or outside of the group of companies of which FSAC is currently the controlling company; or

14.9.3 the nature of the business as conducted by the sellers at the signature date (as defined in the sale of business agreement) changes substantially.

14.10 If the restraints fall away and this agreement terminates in the circumstances contemplated in 14.9 prior to 31 December 1999, then each Manager shall receive, as a severance package, an amount equal to the amount that Manager would have received had this agreement continued until 31 December 1999.

15.   DEFAULT

15.1  If a party:-

15.1.1 commits a material breach of any provision going to the root of this agreement and fails to remedy the breach within 10 days of written notice to do so;

15.1.2 commits a second or subsequent breach of this agreement after having remedied an earlier similar breach during the preceding 12 months after written notice to do so;

15.1.3 takes steps to place itself, or is placed, in liquidation or sequestration, whether voluntary or compulsory, or in judicial management, in either case whether provisionally or finally;

15.1.4 (in the case of a Manager) does or omits to do anything, and such act or omission would justify the summary dismissal of the Manager;

            the party shall be in default.

15.2 If a party is in default any other party ("THE AGGRIEVED PARTY") shall be entitled, in addition to all other remedies at law, to:

15.2.1      cancel the agreement against the party in default; or

15.2.2 uphold the agreement, in which event the aggrieved party may require the party in default to provide security to the reasonable satisfaction of the aggrieved party for the payment of all amounts, and the performance of all other obligations, owed by the party in default.

15.3 If a party is in default and the default is of a continuing nature, or if the party is in breach of any provision of this agreement and has been given written notice to remedy the breach, the aggrieved party:

15.3.1 may suspend performance of the aggrieved party's obligations during the default or breach;

15.3.2 shall be entitled to a reasonable additional period for the performance of the aggrieved party's obligations.

16.   MEDIATION AND ARBITRATION

16.1 Should any disputes or differences arise at any time between the parties concerning this agreement or its construction or effect or as to the rights, duties and/or liabilities of the parties or either of them under or by virtue of this agreement or otherwise or as to any other matter in any way arising out of the subject matter of this agreement then either party:

16.1.1 may declare a dispute by delivering the details of the dispute to the other party, and

16.1.2 request that the dispute be referred by the parties, without legal representation, to mediation by a single mediator at a place and time to be determined by him.

16.2 If, within 30 days of the delivery of the declaration of a dispute, the parties have not agreed to accept mediation then the dispute shall be determined by arbitration as prescribed below.

16.3  If the parties agree to mediation then the mediator shall be:

16.3.1      selected by agreement between the parties, or, failing agreement,

16.3.2 nominated on the application of either party by the president for the time being of Independent Mediation Service of South Africa.

16.4 The mediator shall, at his entire discretion, determine whether the reference to him shall be made in the form of written and/or oral representations provided that, in making this determination, he shall consult the disputing parties and be guided by their desires of the form in which the representations are to be made.

16.5 The mediator shall, within a reasonable period after receiving the representations, express in writing an opinion on the matter and shall include his detailed reasons leading to the opinion.

16.6  The mediator shall deliver a copy of his opinion to each party.

16.7 The opinion so expressed by the mediator shall be final and binding on the parties unless either party within 30 days of the delivery of the opinion, notifies the other party of the first party's unwillingness to accept the opinion.

16.8 The costs of mediation shall be determined by the mediator and shall comprise:

16.8.1      the mediator's expenses, and

16.8.2      a fee which shall have been previously agreed by the parties.

            The costs shall be borne equally by the parties to the dispute and shall be due and payable to the mediator on presentation to them of his written account.

16.9 Each party shall bear the costs of any legal advice that party may have obtained in connection with the mediation.

16.10 The expressed opinion of the mediator shall not prejudice the rights of the parties in any manner whatsoever in the event of their proceeding to arbitration.

16.11 Any decision given by any representative of the parties in accordance with any provision of this agreement prior to or during the mediation shall not disqualify him from being called as a witness and giving evidence before the arbitrator on any matter whatsoever relevant to the dispute or difference so referred to the arbitrator as provided in this clause.

16.12 If either party to this agreement be unwilling to accept mediation or be unwilling to accept the opinion expressed by the mediator then either party may, by written notice delivered to the other, within 30 days of the declaration of the dispute if there be no mediation or within 30 days of the issue of the mediator's opinion if mediation takes place, require that the dispute be referred to arbitration.

16.13 Such arbitration shall be by a single arbitrator who shall be an advocate of not less than 10 years standing if the dispute is primarily a legal matter and a practising auditor of not less than 10 years standing if the matter is primarily an accounting matter:

16.13.1     selected  by  agreement   between  the  parties  or,   failing  such
            agreement;

16.13.2 nominated on the application of either party by the chairman for the time being of the Association of Arbitrators.

16.14 The arbitrator shall have power to open up, review and revise any certificate, opinion, decision, requisition or notice relating to all matters in dispute submitted to him and to determine all such matters in the same manner as if no such certificate, opinion, decision, requisition or notice had been issued.

16.15 Upon every or any such reference, the costs of and incidental to the reference and award shall be in the discretion of the arbitrator, who may determine the amount of the costs, or direct them to be taxed as between attorney and client or as between party and party and shall direct by whom and to whom and in what manner they shall be borne and paid.

16.16 The award of the arbitrator shall be final and binding on the parties.

16.17 In all respects the arbitration shall be conducted in accordance with the Rules for the Conduct of Arbitrations published by the Association of Arbitrators and current at the date the arbitrator is appointed or nominated.

17.   MISCELLANEOUS MATTERS

17.1  ADDRESSES FOR SERVICE OF LEGAL DOCUMENTS

17.1.1 The parties choose the following physical addresses at which documents in legal proceedings in connection with this agreement may be served (ie their domicilia citandi et executandi):

17.1.1.1       the Managers:

                              Stand 204/2
                              Manganese Rd
                              Ekandustria
                              Mpumalanga


17.1.1.2       the Company and FSAH:

                              Europair Building
                              Grader Rd
                              Spartan Ext 3
                              Kempton Park


17.1.2 The notice shall be deemed to have been duly given on delivery. All notices will be delivered.

17.1.3 A party may change that party's address for this purpose, by notice in writing to the other party.

17.1.4 A party may change that party's address for this purpose to another physical address in the Republic of South Africa, by notice in writing to the other party.

17.2  ENTIRE CONTRACT

      This agreement contains all the express provisions agreed on by the parties with regard to the subject matter of the agreement and the parties waive the right to rely on any alleged express provision not contained in the agreement.

17.3  NO REPRESENTATIONS

      No party may rely on any representation which allegedly induced that party to enter into this agreement, unless the representation is recorded in this agreement.

17.4  VARIATION, CANCELLATION AND WAIVER

      No  contract  varying,   adding  to,  deleting  from  or  cancelling  this
      agreement, and no waiver of any right under this agreement, shall be effective unless reduced to writing and signed by or on behalf of the parties.

17.5  INDULGENCES

      If any party at any time breaches any of that party's obligations under this agreement, the other party ("THE AGGRIEVED PARTY"):

17.5.1 may at any time after that breach exercise any right that became exercisable directly or indirectly as a result of the breach, unless the aggrieved party has expressly elected in writing or by clear and unambiguous conduct, amounting to more than mere delay, not to exercise the right. (If the aggrieved party is willing to relinquish that right the aggrieved party will on request do so in writing.) In particular, acceptance of late performance shall for a reasonable period after performance be provisional only, and the aggrieved party may still exercise that right during that period;

17.5.2 shall not be estopped (ie precluded) from exercising the aggrieved party's rights arising out of that breach, despite the fact that the aggrieved party may have elected or agreed on one or more previous occasions not to exercise the rights arising out of any similar breach or breaches.

17.6  CESSION

      No party may cede that party's rights or delegate that party's obligations without the prior written consent of the other parties, which shall not be unreasonably withheld.

17.7  APPLICABLE LAW

      This agreement shall be interpreted and implemented in accordance with the law of the Republic of South Africa.

17.8  JURISDICTION

      The parties consent to the non-exclusive jurisdiction of the Witwatersrand Local Division of the Supreme Court.

17.9  GOOD FAITH

      The parties shall act towards each other in the utmost good faith in giving effect to this agreement.


Signed at __________________________ on ______________________ 1997.

AS WITNESS:

________________________________                ________________________________
                                                IAN STONE

Signed at __________________________ on ______________________ 1997.

AS WITNESS:

________________________________                ________________________________
                                                ALAN VIVIEN JAMES




Signed at __________________________ on ______________________ 1997.

AS WITNESS:

________________________________                ________________________________
                                                For FIRST SOUTH AFRICAN HOLDINGS
                                                (PROPRIETARY) LIMITED

                                   SCHEDULE 4

                               DISCLOSURE SCHEDULE

A full disclosure list will be provided within 30 days of the signature date. In the interim it is disclosed that certain assets are encumbered in favour of Stannic. All such encumbrances are normal when regard is had to the relevant underlying financing transaction and have been entered into in the ordinary course of business.